                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       ERP OPERATING LIMITED PARTNERSHIP
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

                                 [EQR LOGO]

                                                                   June 30, 1998

Dear Limited Partner:

These consent solicitation materials are being sent to you and other limited partners ("Limited Partners") of ERP Operating Limited Partnership ("ERP" or the "Partnership") to inform you of, and solicit your consent to, certain amendments (the "Amendments") of the Fourth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership, as amended to date (the "Partnership Agreement"). Upon receiving the consents required for the effectuation of the Amendments, the Partnership Agreement will be amended and restated as the Fifth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership in the form attached as Appendix A to the enclosed Consent Solicitation/Information Statement (the "Restated Partnership Agreement") to reflect such Amendments.

The Amendments, as more fully described in the enclosed materials, are intended primarily to facilitate ERP's ability to enter into agreements with existing property owners desiring to contribute their properties to ERP in consideration for units of limited partnership interest in ERP ("OP Units") in a non-taxable transaction. Under these agreements, a consenting property owner that becomes a Limited Partner ("Obligated Partner") would agree, upon liquidation of ERP, to contribute to ERP up to a specified portion of the deficit capital account balance (if any) of such Obligated Partner (referred to herein as a "Deficit Restoration Obligation"). Equity Residential Properties Trust ("EQR"), the sole general partner of ERP, and its Board of Trustees, believes that such agreements will allow ERP to attract additional property acquisition opportunities, while minimizing the restrictions on ERP's financing alternatives, by providing property owners with a method to potentially reduce or eliminate the recognition of taxable gain in the event any nonrecourse indebtedness encumbering the property contributed to ERP by such property owners is paid off by ERP, in whole or in part, after such property contribution is made.

The Amendments would facilitate these arrangements by (i) providing a mechanism pursuant to which Obligated Partners would agree, upon the liquidation of ERP, to contribute to the capital of ERP an amount equal to the lesser of its deficit capital account balance or a pre-determined maximum amount (the "Restoration Amount"), (ii) causing losses attributable to recourse liabilities of ERP to be allocated to the Obligated Partners in a manner which could result in such Obligated Partners potentially having deficit capital account balances up to each such Obligated Partner's Restoration Amount, thereby permitting an amount of the recourse liabilities of ERP equal to the respective Restoration Amount of each Obligated Partner to be allocated to such partners under Section 752 of the Internal Revenue Code of 1986, as amended (the "Code"). It is contemplated that such arrangements will be entered into primarily in connection with the acquisition of new properties by ERP, including certain acquisitions in process.

Only Limited Partners who enter into such separate arrangements with ERP and thereby become Obligated Partners will be affected by a Deficit Restoration Obligation and the corresponding loss allocations. The economic effect of a Deficit Restoration Obligation and the corresponding loss allocations set forth in the Amendments is that upon liquidation, the Obligated Partners could potentially be liable for an amount of recourse liabilities of ERP (not to exceed such Obligated Partner's respective Restoration Amount) that EQR, as the sole General Partner of ERP, would otherwise be obligated to repay.
Accordingly, the Amendments will have no effect on the amount of cash that the Limited Partners who are not Obligated Partners ("Non-Obligated Limited Partners") would receive at any time during the term of ERP. In addition, the Amendments will not alter the amount of profits or losses that will be allocated to the Non-Obligated Limited Partners. Moreover, because the Amendments affect only the allocation of recourse liabilities of ERP, and under current law, the Non-Obligated Limited Partners would not receive any allocations of such recourse liabilities whether or not the Amendments were adopted, the Amendments are not expected to cause a reduction in the amount of liabilities to be allocated to the Non-Obligated Limited Partners under Section 752 of the Code.

The Amendments regarding the deficit restoration provisions (the "Deficit Restoration Amendments") require your consent to be effectuated, as described in the accompanying material. The Amendments also contain various other amendments to the Partnership Agreement primarily of an administrative and mechanical nature, some of which also require your consent to be effectuated, as more fully described in the accompanying material.

The enclosed consent materials consist of: (i) a Consent Solicitation/Information Statement, which further describes the Amendments, their effects on ERP and its Limited Partners, and the consent requirements and procedure; (ii) a copy of the Restated Partnership Agreement marked to indicate the proposed Amendments; and (iii) a consent card to be completed and returned in accordance with the instructions contained herein. EQR and its Board of Trustees believe that the Amendments are in the best interest of ERP and its Limited Partners and encourage you to carefully review the enclosed material and to CONSENT to the Amendments in the manner described therein. The Amendments will be effectuated upon the receipt of the required consent of the Limited Partners and, therefore, EQR and its Board of Trustees encourage you to fill out and return the enclosed consent card as soon as possible. This consent solicitation is made on behalf of the Board of Trustees of EQR, as sole general partner of ERP.

Sincerely,

/s/ Bruce C. Strohm

Bruce C. Strohm
Executive Vice President,
General Counsel and Secretary

                       ERP OPERATING LIMITED PARTNERSHIP
                  CONSENT SOLICITATION/INFORMATION STATEMENT

     This Consent Solicitation/Information Statement is being furnished to the holders ("Limited Partners") of units of limited partnership interest ("OP Units") in ERP Operating Limited Partnership, an Illinois limited partnership ("ERP"), on behalf of the Board of Trustees of Equity Residential Properties Trust, a Maryland real estate investment trust, the sole general partner of ERP ("EQR" or the "General Partner"). Limited Partners are hereby requested to consent to certain amendments (the "Amendments") to the Fourth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership, as amended to date (the "Partnership Agreement"), which primarily add certain limited deficit restoration provisions to the Partnership Agreement.

     This Consent Solicitation/Information Statement is also being provided to Limited Partners to inform such Limited Partners that the General Partner has determined to adopt certain additional amendments ("Additional Amendments") to the Partnership Agreement which will be effectuated by the Chairman of the Board of Trustees of EQR, as attorney in fact for the Limited Partners, pursuant to
Section 16 of the Partnership Agreement.

     Upon receiving the consents required for the effectuation of the Amendments, the Partnership Agreement will be amended and restated as the Fifth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership (the "Restated Partnership Agreement") to reflect the Amendments and the Additional Amendments, in the form attached hereto as Appendix A. In the event that certain or all of the Amendments do not receive the required consent of the Limited Partners, the Restated Partnership Agreement will reflect only those Amendments receiving such consent, as well as the Additional Amendments.

     All descriptions and/or summaries of the Amendments and Additional Amendments contained herein are qualified in their entirety by the full text of the form of the Restated Partnership Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Restated Partnership Agreement.

     This Consent Solicitation/Information Statement is first being mailed to Limited Partners on or about June 30, 1998.


                        DEFICIT RESTORATION AMENDMENTS

     The following is a description of the amendments which will add certain limited deficit restoration provisions to the Partnership Agreement (the "Deficit Restoration Amendments"). The Deficit Restoration Amendments are indicated in boldface on the Restated Partnership Agreement, attached hereto as Appendix A.

     The General Partner believes that the Deficit Restoration Amendments are in the best interests of the Limited Partners and recommends that each Limited Partner vote FOR such amendments.


Reasons for the Deficit Restoration Amendments.

     The Deficit Restoration Amendments will amend certain Profit and Loss allocations in the Partnership Agreement and add certain other provisions to the Partnership Agreement pertaining to the obligation of a consenting Limited Partner to restore a portion of the deficit (if any) in each Partner's Capital Account upon liquidation of the Partnership (referred to herein as a "deficit restoration obligation"). The General Partner believes the Deficit Restoration Amendments will allow ERP to attract additional property acquisition opportunities while minimizing the restrictions in ERP's financing alternatives, by providing property owners with a method to potentially reduce or eliminate the recognition of taxable gain in the event any nonrecourse indebtedness encumbering property contributed to ERP by such property owners is repaid, in whole or in part, by ERP after such contribution is made. See "Tax Consequences of the Deficit Restoration Amendments." The Partnership Agreement currently provides that no Limited Partner shall be obligated to repay any negative balance which may exist in such Limited Partner's Capital Account. The Deficit Restoration Amendments will (i) alter the Profit and Loss allocations to consenting Limited Partners (the "Obligated Partners") to provide for Losses to be allocated to such Obligated Partners in a manner which, under certain conditions, could cause each Obligated Partner's deficit Capital Account balance to equal a pre-determined maximum amount (the "Restoration Amount") for such Obligated Partner (and to allocate Profits to reverse such Loss allocations), and (ii) provide for such Obligated Partner to be required to contribute to the Partnership, upon liquidation and after all allocations of Profit and Loss, the lesser of the Restoration Amount or the amount of such Obligated Partner's deficit Capital Account balance. Such Restoration Amount cannot be modified without the prior written consent of the Obligated Partner. No Limited Partner can become an Obligated Partner without such Limited Partner's prior written consent.

     As of the date hereof, ERP has entered into certain agreements and discussions with respect to individuals and entities becoming Obligated Partners, including a pending acquisition of property by ERP from certain affiliates of Lincoln Property Company Management Services, Inc. ("Lincoln"). The pending transaction with Lincoln (the "Lincoln Transaction") involves the transfer of 26 apartment communities by Lincoln to ERP and certain of its affiliates for a combination of cash, the assumption of liabilities and OP Units. In connection with the Lincoln Transaction, ERP is obligated to use its best efforts to effectuate the Deficit Restoration Amendments. In addition, upon consummation of the Lincoln Transaction and adoption of the Deficit Restoration Amendments, certain affiliates of Lincoln will become Obligated Partners with an aggregate Restoration Amount of approximately $100 million. The value of the properties to be acquired in connection with the Lincoln Transaction is approximately $500 million, and such transaction is currently scheduled to close in stages, beginning in the second quarter of 1998. The consummation of the Lincoln Transaction is not subject to the consent of the Limited Partners, and therefore, such consent is not being requested. In addition, although the consent of the Limited Partners is required to approve the Amendments, approval of the Amendments is not a condition to the consummation of the Lincoln Transaction. In addition to the Lincoln Transaction, ERP has also entered into discussions with, but has not entered into any definitive agreements or understandings, with various additional parties, including an affiliate of a trustee of EQR. Such discussions have concerned possible transactions between ERP and such additional parties pursuant to which such parties would become Obligated Partners. However, despite such discussions, there can be no assurance as to when or if such transactions will be consummated.


Summary of the Deficit Restoration Amendments.

     Allocation of Losses. Section 7.2 of the Partnership Agreement sets forth the method of Loss allocation. Section 7.2 currently provides that, after giving effect to certain special allocations, Losses for any fiscal year shall be allocated among the partners of ERP ("Partners") in proportion to their Percentage Interests, so long as such allocation does not result in any Limited Partner having an Adjusted Capital Account Deficit at the end of any fiscal year.

     As amended, Section 7.2 would provide that after giving effect to certain special allocations, Losses for any fiscal year would be allocated in the following order of priority: (a) first, to the Partners, in proportion to their respective Percentage Interests, provided that the Losses so allocated shall not exceed the maximum amount of Losses that can be allocated without causing any Partner to have an Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account Deficit for a Partner's actual obligation to fund a deficit Capital Account balance); (b) second, to the General Partner, until the General Partner's Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account Deficit for the General Partner's actual obligation to fund a deficit Capital Account balance) equals the excess of (i) the amount of Recourse Liabilities over (ii) the Aggregate Restoration Amount (defined as the total of all Obligated Partners' Restoration Amounts); (c) third, to the Obligated Partners, in proportion to their respective Restoration Amounts, until such time as the Obligated Partners have been allocated an aggregate amount of Losses equal to the Aggregate Restoration Amount; and (d) thereafter, to the General Partner.

     Allocation of Profits. Section 7.1 of the Partnership Agreement sets forth the method of Profit allocation. Section 7.1 currently provides that after giving effect to certain special allocations, Profits for any fiscal year shall be allocated among the Partners in proportion to their respective Percentage Interests. As amended, Section 7.1 would provide that after giving effect to certain special allocations, Profits for any fiscal year would be allocated first in the reverse order of any previously allocated Losses, to the extent of such previously allocated Losses, and then among the Partners in proportion to their respective Percentage Interests.

     Negative Capital Accounts. Section 3.6 of the Partnership currently provides that no Partner shall be required to pay ERP any amount of any deficit or negative balance which may exist in such Partner's Capital Account. As amended, Section 3.6 would provide that upon the liquidation of the Partnership, if any Obligated Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all prior periods), such Obligated Partner shall contribute to the capital of ERP an amount equal to such deficit Capital Account balance, with such payment being made by the end of the fiscal year of ERP's liquidation or dissolution (or, if later, within ninety (90) days following the liquidation or dissolution of ERP). Amended Section 3.6 would also provide that an Obligated Partner ceases to be an Obligated Partner for purposes of Section 3.6 twelve months after the exchange by such Obligated Partner of all OP Units held by such Obligated Partner for common shares of beneficial interest of EQR unless, at the time of such exchange, or during the 12-month period immediately following such exchange, an action has commenced with regard to ERP under the federal bankruptcy laws or similar laws.

     Definition of Adjusted Capital Account Deficit; Allocations Upon Liquidation. The Deficit Restoration Amendments revise the definition of Adjusted Capital Account Deficit in the Partnership Agreement so that such term means the balance in a Partner's Capital Account after giving effect to the adjustments currently described in such definition and adding the additional adjustment of crediting to such Capital Account any amount a Partner is obligated to restore pursuant to such Partner's agreement with the Partnership. In connection with the Deficit Restoration Amendments, Section 14.2(C) of the Partnership Agreement will be amended to clarify that upon any voluntary or involuntary dissolution, liquidation or winding up of the Partnership, the Company, as the holder of Preference Units, shall (subject to certain limitations) be allocated items of gross income to the extent necessary to cause its Capital Account balance to equal the amount established in the applicable Other Securities Term Sheet, and that no other Partner shall receive any such gross income allocation.

     Amendments Affecting Deficit Restorations. The Deficit Restoration Amendments provide that Sections 7.1 and 7.2 of the Partnership Agreement, which set forth the method of Profit and Loss allocation, shall not be amended in a manner which adversely affects an Obligated Partner without the written consent of such Obligated Partner. The Deficit Restoration Amendments also provide that amended Section 3.6(B), which sets forth when an Obligated Partner ceases to be an Obligated Partner, may not be amended without the consent of two-thirds in number of the Obligated Partners, and, in addition, that no such amendment shall adversely affect an Obligated Partner without such Obligated Partner's written consent.

Federal Income Tax Consequences of the Deficit Restoration Amendments

     The tax discussion set forth below is not and is not intended to be, nor should it be construed as, legal or tax advice to any particular holder of OP Units. Accordingly, holders of OP Units are strongly urged to consult their own tax advisors as to the Federal income tax consequences of the Deficit Restoration Amendments and any other consequences of the Deficit Restoration Amendments under state, local and foreign tax laws.

     A Limited Partner who contributes property to ERP in consideration for OP Units will initially have an adjusted basis in his or her OP Units equal to (i) the adjusted tax basis of the property contributed to ERP by such partner plus
(ii) such partner's share of the liabilities of ERP. Such ERP Unit holder's adjusted basis in such OP Units will subsequently be reduced by allocations of Losses and distributions of money to such Limited Partner and increased by such Limited Partner's share of Profits. Under Section 731 of the Code, an ERP Unitholder is deemed to receive a distribution of money to the extent such partner's share of ERP liabilities is reduced. Accordingly, if a property owner contributes property to ERP, such partner's adjusted tax basis in his or her OP Units would initially be equal to the adjusted tax basis of the property contributed to ERP. However, if the property is encumbered by indebtedness and such indebtedness is paid off by ERP, then such partner may be deemed to have received a distribution of money in excess of such Limited Partner's adjusted basis in his or her OP Units (thereby triggering gain recognition), unless such Limited Partner receives an allocation of other liabilities of ERP to offset this deemed cash distribution.

     The purpose of adopting the Deficit Restoration Amendments is to enable ERP to allocate Recourse Liabilities of ERP to Limited Partners to potentially reduce or eliminate the recognition of gain upon the contribution of certain property to ERP and the reduction or repayment by ERP of the nonrecourse Liabilities encumbering such properties. In general, under Section 752 of the Code and the Treasury Regulations promulgated thereunder, Recourse Liabilities of a partnership are allocated to those partners who would bear the economic risk of loss for payment of such liabilities if all of the partnership's assets were to become worthless and the partnership constructively liquidated. Because a general partner of a limited partnership is liable for the Recourse Liabilities of a limited partnership under state law, the general partner of a limited partnership generally bears the economic risk of loss for all Recourse Liabilities of a limited partnership. Therefore, in such case, all of the Recourse Liabilities of a limited partnership would be allocated to the general partner under Code Section 752. However, to the extent a limited partner has an obligation to restore a deficit in its capital account upon liquidation of a limited partnership, then such partner has essentially agreed to "step into the shoes" of the general partner with respect to that portion of the Recourse Liabilities of the partnership. Accordingly, the Deficit Restoration Obligation can result in a limited partnership allocating Recourse Liabilities to a limited partner to the extent such limited partner has agreed to restore any deficit in its capital account and has no right of indemnification with respect to such obligation.

     Because the economic risk of loss of an Obligated Partner (and the corresponding allocation of Recourse Liabilities to such Obligated Partner) is predicated upon the deficit balance in its Capital Account that would exist upon liquidation (assuming all of ERP's assets became worthless), the Loss allocations of ERP must be structured so that if all of ERP's assets were to become worthless, the allocation of Losses attributable to the payment of Recourse Liabilities of ERP would cause the Obligated Partners' deficit Capital Account balances to be equal to their respective Restoration Amounts.

     To illustrate the foregoing, if all of ERP's assets were to become worthless (the presumption for the allocation of Recourse Liabilities in the Treasury Regulations under Section 752), ERP would have a Loss in excess of the ERP partners' Capital Account balances equal to the amount of the Recourse Liabilities of ERP. The purpose of the Deficit Restoration Amendments is to cause such Loss to be allocated among the Partners in a manner that will cause the Obligated Partners' deficit Capital Account balances to be equal to the amount of their Restoration Amount and thereby bear the economic risk of loss for a portion of the Recourse Liabilities, equal to their respective Restoration Amounts.

     The Deficit Restoration Amendments are intended to potentially achieve this result by providing that after allocating the maximum amount of Losses to the Partners without causing any of them to have an Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account Deficit for a Partner's actual obligation to fund a deficit Capital Account balance), Losses of ERP be allocated: (i) first, to EQR in an amount equal to the total amount of Recourse Liabilities of ERP less the aggregate amount of Restoration Amounts of all of the Obligated Partners; (ii) second, to the Obligated Partners in proportion to their respective Restoration Amounts; and
(iii) thereafter, to the General Partner. The Profit allocations in the Partnership Agreement would be revised to reverse the Loss allocations. Such Loss allocations are intended to cause (x) EQR to potentially have a deficit Capital Account balance equal to the amount of Recourse Liabilities less the Restoration Amounts of all of the Obligated Partners, and (y) each of the Obligated Partners to potentially have deficit Capital Account balances equal to their respective Restoration Amounts and thereby bear the economic risk of loss for a portion of the Recourse Liabilities, equal to their respective Restoration Amounts.

     The economic effect of a Deficit Restoration Obligation and the corresponding Loss allocation set forth in the Deficit Restoration Amendments is that upon liquidation, the Obligated Partners could potentially be liable for certain Recourse Liabilities of ERP that the General Partner would otherwise be obligated to repay. Accordingly, the Deficit Restoration Amendments will have no effect on the amount of cash that a Limited Partner who is not an Obligated Partner (a "Non-Obligated Limited Partner") would receive at any time during the term of ERP. In addition, the Deficit Restoration Amendments will not alter the amount of Profit or Loss allocated to any Non-Obligated Limited Partners under the Partnership Agreement. Moreover, because the Deficit Restoration Amendments affect only the allocation of Recourse Liabilities of ERP and under current law, the Non-Obligated Limited Partners would not receive any allocations of such Recourse Liabilities even if the Deficit Restoration Amendments were not adopted, the Deficit Restoration Amendments, in and of themselves, are not expected to cause a reduction in the amount of liabilities to be allocated to the Non-Obligated Limited Partners under Section 752 of the Code.

         SUMMARY OF AND REASONS FOR THE REMAINING AMENDMENTS REQUIRING
                            LIMITED PARTNER CONSENT

     The General Partner is also proposing the following amendments to the Partnership Agreement. The General Partner determined that the proposed amendments were advisable after a review of the agreements of limited partnership of other publicly traded UPREITs and consultation with outside counsel. These amendments are indicated in italics on the Restated Partnership Agreement, attached hereto as Appendix A.

     The General Partner believes that the following proposed amendments are in the best interests of the Limited Partners and recommends that each Limited Partner vote FOR such amendments.

Amendments to Certain Definitions

     Summary. The definitions of "Company" and "General Partner" will be amended to include any successor thereto (including, Equity Residential Properties Trust as constituted as of the date of the Restated Partnership Agreement). In addition, the definition of "Common Share" will be amended to include common equity securities of any successor to the Company. Such amendments are referred to herein as the "Successor Amendments."

     Reasons. The redemption right as currently contained in Section 3.2 of the Partnership Agreement may adversely impact EQR's ability to pursue mergers or other business combinations in which EQR is not the surviving entity. This adverse impact could result because the redemption right provides that each Limited Partner has the right to exchange its OP Units for common shares of beneficial interest of EQR ("Common Shares"), without any reference to a successor to EQR. By clarifying that the redemption right binds any successor to EQR that results from a business combination or otherwise, the proposed definitional amendments assure the Limited Partners that there will be an entity to redeem their OP Units for common equity, whether it is EQR or a successor thereto.

OP Unit Calculation for Contributing Partners.

     Summary. Section 3.2(B)(d) of the Partnership Agreement currently provides that the number of OP units issued to a Contributing Partner under Section 3.2(B)(v) shall be equal to the quotient arrived at by dividing (i) the initial Gross Asset Value of the property contributed as additional Capital Contributions by (ii) the Market Price (as defined in Section 3.2(B)(d)). As amended, Section 3.2(B)(d) will provide that rather than dividing the initial Gross Asset Value of the contributed property by the Market Price, such value will be divided by the contractual price per OP Unit agreed to by the General Partner and the Contributing Partner. Such amendments are referred to herein as the "Unit Calculation Amendments."

     Reasons. The General Partner believes it is in the best interests of the Limited Partners to be able to attract and execute additional property acquisition opportunities. This amendment will provide the General Partner with additional flexibility when negotiating acquisitions of properties.

Amendment of Definition of Market Price for Purposes of Section 3.2(C)

     Summary. The definition of "Market Price" for purposes of Section 3.2(C) of the Partnership Agreement will be amended to mean either (a) the last reported sale price per share of the Common Shares at the close of trading on the Determination Date as reported in the Wall Street Journal (Midwest Edition) or such other reportable stock price reporting service as may be selected by the General Partner, or (b) in the event that the Common Shares were not traded on such Determination Date, then the last reported sale price as aforesaid on the most recent day that the Common Shares were traded. Such amendments are referred to herein as the "Market Price Amendments."

     Reasons. The General Partner believes that it is in the best interests of the Limited Partners to provide more certainty as to the definition of Market Price for purposes of Section 3.2(C). This amendment provides that Market Price will be determined using the closing price of the Common Shares on one day instead of a 10-day trailing average.

Adjustment by General Partner of ERP Unit Exchange Ratio if EQR's Shareholder Rights Plan is Triggered

     Summary. Section 3.2(C) of the Partnership Agreement will be amended to provide that if the General Partner adopts a shareholder rights or similar plan, then the General Partner, in its sole discretion, will in good faith make an equitable adjustment to the exchange ratio of Common Shares for OP Units to protect the value of the OP Units if any rights or similar securities issued under such plan become exercisable and expire prior to a Determination Date. Such amendments are referred to herein as the "Shareholders' Rights Amendments."

     Reasons. EQR may adopt a shareholder rights plan or similar arrangement whereby holders of Common Shares would receive certain rights entitling them to acquire securities of EQR at a discount to their market price under certain circumstances. If EQR adopted such a plan and the rights issued thereunder were exercised, it is possible that the value of the OP Units would be diluted to the extent of the discount to market price at which securities of EQR were issued pursuant to the exercise of such rights. To prevent such dilution, the General Partner believes it is in the Limited Partners best interests that the General Partner have the ability to equitably adjust the ERP Unit exchange ratio set forth in Section 3.2(C) of the Partnership Agreement.


Elimination of Restrictions on Pledgees of Limited Partners

     Summary. Section 12 of the Partnership Agreement will be amended by deleting the proviso contained in subsection (B)(i)(x) thereof which effectively limits a Limited Partner's ability to pledge its OP Units by requiring that the pledgee subordinate its rights to those of the Partnership and that the pledgee defer exercising its right to realize on the collateral until the expiration of any lock-up period under the terms of any agreement between the Partnership and the pledging Limited Partner. Such amendments are referred to herein as the "Pledgee Amendments."

     Reasons. The General Partner believes it is in the best interests of the Limited Partners to allow them to pledge more freely their OP Units without the current restrictions which might make it more difficult for a Limited Partner to pledge his OP Units.

Rights of Assignees of Partnership Interest

     Summary. Section 12(B)(ii) of the Partnership Agreement will be amended to provide assignees of OP Units ("Assignees") the right to exercise the exchange rights provided to holders of OP Units by Section 3.2(C) of the Partnership Agreement. Such amendment will allow Assignees to exchange their interests for Common Shares, or, at the option of the General Partner, cash, pursuant to
Section 3.2(C) of the Partnership Agreement. Additionally, Section 12(B)(ii) will be amended to provide that Assignees will not be bound by any amendments, modifications or changes to the Partnership Agreement that would adversely affect their rights under Section 12(B)(ii) without their consent. In connection with the foregoing amendment, a new definition, "Assignee," will be added to
Section 2.1 of the Partnership Agreement. Such amendments are referred to herein as the "Assignee Amendments."

     Reasons. The General Partner believes it is in the best interests of the Limited Partners to allow their Assignees to exchange OP Units underlying their economic interest pursuant to Section 3.2(C) of the Partnership Agreement. This amendment should make it easier for Limited Partners to assign their limited partner interests, as collateral or otherwise, and should make potential Assignees more willing to accept such assignments.


                           THE ADDITIONAL AMENDMENTS

     Pursuant to Section 16 of the Partnership Agreement, the Chairman of the Board of the General Partner has the power to amend certain sections of the Partnership Agreement pursuant to a power of attorney granted by each Limited Partner. Such amendments do not require the General Partner to solicit the consent of any Limited Partner. Pursuant to this power of attorney, the General Partner has determined to adopt the Additional Amendments summarized below, effective upon receipt of the consent of the Limited Partners to the Amendments, or such other time as the General Partner shall determine. These amendments are indicated by underscoring on the Restated Partnership Agreement, attached hereto as Appendix A.

- Section 3.1 of the Partnership Agreement regarding capital will be amended by substituting the current list of transactions pursuant to which OP Units have been issued with a reference to Schedule C to the Partnership Agreement, setting forth the Partners and the Percentage Interest in the Partnership held by each of them, as it may be adjusted in accordance with the terms of the Restated Partnership Agreement.

- Section 5(A) of the Partnership Agreement regarding the purposes and powers of the Partnership will be amended to expand such powers to include the power to conduct any other business that may be lawfully conducted by a limited partnership pursuant to the Act.

- Section 9.1(iv) of the Partnership Agreement regarding the General Partner's power to sell and dispose of assets will be amended to clarify that the General Partner's power (without the consent of any Limited Partner) to acquire any assets or to sell any or all of the assets of the Partnership includes the power to merge, consolidate or combine the Partnership with any other Person.

- Section 9.5 of the Partnership Agreement regarding indemnification will be amended to clarify that the General Partner is entitled to reimbursement from the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the General Partner to present or former trustees or officers of the General Partner, or other Persons indemnified by the General Partner.

- Section 17.2 of the Partnership Agreement regarding waivers of terms or conditions of the Partnership Agreement will be amended to clarify that a waiver must be writing and signed by all Partners who were intended, as determined in the reasonable discretion of the General Partner, to be the primary beneficiaries of the waived term or condition. In connection with this amendment, the General Partner currently contemplates requesting the Zell Partners and Starwood Partners to execute a waiver of their special voting and consent rights granted to the Zell Partners and Starwood Partners under Section 3.2(B)(e) and Article 16 of the Partnership Agreement.

          In addition to the above amendments, the Additional Amendments also include several minor immaterial ministerial amendments designed to clarify or provide certain mechanical improvements to the Partnership Agreement, as indicated by underscoring on the Restated Partnership Agreement, attached hereto as Appendix A.


                 CONSENT SOLICITATION/SOLICITATION INFORMATION

Purpose

          The Limited Partners are being asked by EQR, in its capacity as sole general partner of ERP, to consent to the Amendments. Consent to the Amendments by the Limited Partners is required for their approval and effectuation. The Additional Amendments will be effectuated by the Chairman of the Board of EQR, as attorney in fact for the Limited Partners.

Record Date

          The Partnership Agreement allows EQR, as sole general partner of ERP, to set a record date for Limited Partners entitled to consent to the Amendments. Only Limited Partners of record at the close of business on June 1, 1998 will be entitled to consent to the Amendments.

Consents Required

          Approval of the Amendments requires the affirmative consent of the Zell Partners, the Starwood Partners and the Limited Partners holding 67% of the total number of OP Units held by all Limited Partners (including all OP Units held by the Zell Partners and the Starwood

     Partners) (collectively, the "Required Consent"). On June 1, 1998, Limited Partners held a total of 9,692,328 OP Units. Accordingly, approval of the Amendments requires the affirmative consent of the Zell Partners, the Starwood Partners and Limited Partners holding 6,493,860 OP Units (including all OP Units held by the Zell Partners and the Starwood Partners). Failure by a Limited Partner to affirmatively consent to the Amendments in accordance with the instructions given herein, or to abstain from granting such consent on the enclosed form of consent, will have the same effect as if such Limited Partner responded negatively on such form of consent. The Amendments shall be approved and become effective upon receipt by ERP of the Required Consent. The date on which the Amendments shall become effective is referred to herein as the "Effective Date."

Solicitation of Consents

          Consents will be solicited by mail, telephone and in person. Solicitations may be made by certain employees of EQR, none of whom will receive additional compensation for such solicitations. ERP will bear the expenses incurred in connection with the Consent Solicitation/Information Statement. Consents must be received prior to the Effective Date. In order to consent to the Amendments, please fill out and return the enclosed consent card as soon as possible.

Revocation of Consents

          Limited Partners may revoke their consents until the expiration of the Consent Period by dating, signing and delivering a written notice, which clearly expresses the revocation of consent, to ERP, or by delivering a properly executed, subsequently dated consent card withholding a previously granted consent.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

          The following table sets forth information, as of March 1, 1998, (except as otherwise indicated in the footnotes) regarding the beneficial ownership of OP Units by (i) each person known by ERP to be the beneficial owner of more than five percent of ERP's outstanding OP Units, (ii) each trustee of EQR, (iii) the five most highly compensated executive officers of EQR, and (iv) by all trustees and executive officers of EQR as a group. Each person named in the table has sole voting and investment power with respect to all OP Units shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                          OP Units Beneficially Owned
                          ---------------------------


Name and Business                                                                    Percent of
Address of Beneficial Owner                                    Amount(1)                Class
-----------------------------------------------------------------------------------------------
Samuel Zell and Ann Lurie and entities
 controlled by or established for the
 benefit of Samuel Zell and/or Ann Lurie                      3,436,060(2)                 3.23%
-----------------------------------------------------------------------------------------------
Douglas Crocker II                                                   --                      *
-----------------------------------------------------------------------------------------------
Alan W. George                                                       --                      *
-----------------------------------------------------------------------------------------------
Gregory H. Smith                                                     --                      *
-----------------------------------------------------------------------------------------------
Gerald A. Spector                                                 1,683                      *
-----------------------------------------------------------------------------------------------
Frederick C. Tuomi                                                  --                       *
-----------------------------------------------------------------------------------------------
John W. Alexander                                                   --                       *
-----------------------------------------------------------------------------------------------
Stephen O. Evans                                                904,066                      *
-----------------------------------------------------------------------------------------------
Henry H. Goldberg (3)                                           387,139(3)                   *
-----------------------------------------------------------------------------------------------
Errol R. Halperin                                                   --                       *
-----------------------------------------------------------------------------------------------
James D. Harper, Jr.                                                --                       *
-----------------------------------------------------------------------------------------------
Edward Lowenthal                                                    --                       *
-----------------------------------------------------------------------------------------------
Jeffrey H. Lynford                                                  --                       *
-----------------------------------------------------------------------------------------------
Sheli Z. Rosenberg (4)                                            1,528                      *
-----------------------------------------------------------------------------------------------
B. Joseph White                                                     --                       *
-----------------------------------------------------------------------------------------------
Barry S. Sternlicht (5)                                       1,831,943(5)                 1.74%
-----------------------------------------------------------------------------------------------
EQR                                                          95,790,005                   90.90%
-----------------------------------------------------------------------------------------------
All trustees and executive officers of EQR
 as a group including the above-named
 persons (21 persons)                                         5,657,684                    5.37%
-----------------------------------------------------------------------------------------------
* Less than 1%
-----------------------------------------------------------------------------------------------

(1) The listed individuals also beneficially own a total of 2,708,023 Common Shares as follows (including Common Shares, which may be acquired within 60 days after March 1, 1998 through the exercise of share options): Mr. Zell:
    862,136 (Mr. Zell disclaims beneficial ownership of 634,949 Common Shares because the economic benefits with respect to such Common Shares are attributable to other persons); Mr. Crocker: 544,694 (Mr. Crocker disclaims beneficial ownership of 8,825 Common Shares beneficially owned by Mr. Crocker's spouse); Mr. Evans: 83,566; Mr. Spector: 237,403 (Mr. Spector disclaims beneficial ownership of 37,342 Common Shares beneficially owned by Mr. Spector's spouse and minor children); Mr. Alexander: 21,227; Mr.
    Goldberg: 20,981; Mr. Halperin: 44,419 (Mr. Halperin disclaims beneficial ownership of 1,000 Common Shares beneficially owned by Mr. Halperin's spouse); Mr. Harper: 23,211; Mr. Lowenthal: 111,117 (Mr. Lowenthal disclaims beneficial ownership of 726 Common Shares beneficially owned by Mr. Lowenthal's spouse); Mr. Lynford: 82,803; Ms. Rosenberg: 109,661 (Ms. Rosenberg disclaims beneficial ownership of certain Common Shares indirectly beneficially owned by trusts created for the benefit of Mr. Zell and his family); Mr.
    Sternlicht: 22,567; Mr. White: 26,008; Mr. George: 54,693; Mr. Smith:
    68,624; Mr. Tuomi: 101,924.

(2) Includes 3,436,060 OP Units deemed to be owned beneficially by Mr. Zell and Ms. Lurie because Mr. Zell and Ms. Lurie control or share control of power to vote and invest such OP Units, either as the indirect majority shareholder of a corporation or a corporate general partner or as a general partner. However, Mr. Zell disclaims ownership of 1,541,966 OP Units because the economic benefits, with respect to such OP Units, are attributable to others. Ms. Lurie disclaims of 1,894,763 OP Units because the economic benefits, with respect to such OP Units, are attributable to others.

(3) Includes 48,078 OP Units held by Mr. Goldberg's spouse. Also includes 75,714 OP Units held by GGL Investment Partners #1 ("GGL"), a Maryland general partnership. Mr. Goldberg is a general partner of GGL with a 66.67% percentage interest. Mr. Goldberg disclaims beneficial ownership of OP Units held by his spouse and 33.33% of the OP Units held by GGL.

(4) Ms. Rosenberg is a trustee or a co-trustee for the benefit of Ms. Lurie and her family and certain trusts for the benefits of Mr. Zell and his family and accordingly may be deemed to control or share control or share the power to vote and invest OP Units attributable to Samuel Zell and Ann Lurie. Ms. Rosenberg disclaims beneficial ownership of all OP Units owned by trusts for which she is a trustee or co-trustee.

(5) Mr. Sternlicht may be deemed to be the beneficial owner of these 1,831,943 OP Units because each controls or shares control of the power to vote and invest the OP Units. However, Mr. Sternlicht disclaims beneficial ownership of 1,555,955 OP Units.


                             AVAILABLE INFORMATION

          ERP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and in accordance therewith, file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by ERP can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's Web site is: http:www.sec.gov. In addition, all documents described in this Consent Solicitation/Information Statement but not delivered herewith are available without charge (other than exhibits to such documents which are not specifically described herein) upon request from Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, Attention: Cynthia

McHugh, telephone (312) 474-1300. OP Units are not listed or authorized for listing on any national or regional securities exchange.

                                  APPENDIX A

                                    FORM OF

                          FIFTH AMENDED AND RESTATED
                       ERP OPERATING LIMITED PARTNERSHIP
                       AGREEMENT OF LIMITED PARTNERSHIP
                       --------------------------------



                                     As of

                                June ___, 1998

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----


1.   Partnership.                                                            A-1
     1.1  Continuation of Partnership; Partnership Interests.................A-1
     1.2  Name...............................................................A-2

2.   Definitions.............................................................A-2
     2.1  ...................................................................A-2

3.   Capital................................................................ A-8
     3.1  Capital Contributions of the Partners............................. A-8
     3.2  Issuance and Conversion of Units.................................. A-8
     3.3  Additional Funds..................................................A-13
     3.5  Interest on and Return of Capital.................................A-15
     3.6  Negative Capital Accounts.........................................A-15
     3.7  Limit on Contributions and Obligations of Partners................A-17
     3.8  Redemption and Repurchase of Units................................A-17

4.   Principal Office.......................................................A-17


5.   Purposes and Powers of Partnership.....................................A-17
            =

6.   Term...................................................................A-18

7.   Allocations............................................................A-18
     7.1  Allocation of Profits.............................................A-18
     7.2  Losses............................................................A-19
     7.3  Special Allocations...............................................A-20
     7.4  Curative Allocations..............................................A-22
     7.5  Tax Allocations: Code Section 704(c)..............................A-22

8.   Cash Available For Distribution........................................A-23
     8.1  Operating Cash Flow...............................................A-23
     8.2  Capital Cash Flow.................................................A-23
     8.3  Consent to Distributions..........................................A-24
     8.4  Right to Limit Distributions......................................A-24

9.   Management of Partnership..............................................A-24
     9.1  General Partner...................................................A-24
     9.2  Limitations on Powers and Authorities of Partners.................A-26
     9.3  Limited Partners..................................................A-26

                                                                            Page
                                                                            ----

     9.4  Liability of General Partner......................................A-26
     9.5  Indemnity.........................................................A-26
     9.6  Other Activities of Partners and Agreements with Related Parties..A-27
     9.7  Other Matters Concerning the General Partner......................A-27
     9.8  Partner Exculpation...............................................A-28
     9.9  General Partner Expenses and Liabilities..........................A-28

10.  Banking................................................................A-29

11.  Accounting.............................................................A-29
     11.1  Fiscal Year......................................................A-29
     11.2  Books of Account.................................................A-29
     11.3  Method of Accounting.............................................A-29
     11.4  Section 754 Election.............................................A-29
     11.5  Tax Matters Partner..............................................A-30
     11.6  Administrative Adjustments.......................................A-30

12.  Transfers of Partnership Interests.....................................A-30

13.  Admission of New Partners..............................................A-32

14.  Termination, Liquidation and Dissolution of Partnership................A-32
     14.1  Termination Events...............................................A-32
     14.2  Method of Liquidation............................................A-33
     14.3  Date of Termination..............................................A-33
     14.4  Reconstitution Upon Bankruptcy...................................A-34
     14.5  Death, Legal Incompetency, Etc. of a Limited Partner.............A-34

15.  Power of Attorney......................................................A-34

16.  Amendment of Agreement.................................................A-35

17.  Miscellaneous..........................................................A-36
     17.1  Notices..........................................................A-36
     17.2  Modifications....................................................A-36
     17.3  Successors and Assigns...........................................A-37
     17.4  Duplicate Originals..............................................A-37
     17.5  Construction.....................................................A-37
     17.6  Governing Law....................................................A-37
     17.7  Other Instruments................................................A-37
     17.8  General Partner with Interest as Limited Partner.................A-37
     17.9  Legal Construction...............................................A-37
     17.10 Gender...........................................................A-38
     17.11 Prior Agreements Superseded......................................A-38

                                                                            Page
                                                                            ----

     17.12  No Third Party Beneficiary......................................A-38
     17.13  Purchase for Investment.........................................A-38
     17.14  Waiver..........................................................A-38
     17.15  Time of Essence.................................................A-38
     17.16  Counterparts....................................................A-38


SCHEDULE A     -     ZELL PARTNERS
SCHEDULE B     -     STARWOOD PARTNERS
SCHEDULE C     -     LIMITED PARTNERS
SCHEDULE D     -     OBLIGATED PARTNERS

                          FIFTH AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      FOR
                       ERP OPERATING LIMITED PARTNERSHIP
                       ---------------------------------


     THIS FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") has been executed and delivered as of the ______ day of June, 1998, by Equity Residential Properties Trust (the "General Partner" or the "Company"), a Maryland real estate investment trust, pursuant to Section 16 hereof, for itself and on behalf of those partnerships identified on Schedule A to this Agreement (each a "Zell Partner" and collectively, the "Zell Partners"); those entities identified on Schedule B to this Agreement (each a "Starwood Partner" and collectively, the "Starwood Partners"); and to the extent not included in Schedule A or B those persons and entities identified in Schedule C (the "Additional Partners") (the General Partner, the Zell Partners, the Starwood Partners and the Additional Partners, being each a "Partner" and collectively, the "Partners"). The Zell Partners, the Starwood Partners and the Additional Partners are each a "Limited Partner" and are, as of the date of this Agreement, the "Limited Partners".

                               R E C I T A L S:
                               ---------------

     A. The Partners are parties to that certain Fourth Amended and Restated Agreement of Limited Partnership of ERP Operating Limited Partnership dated as of September 30, 1995 (the "Prior Partnership Agreement") and, in accordance therewith, have been doing business as an Illinois limited partnership (the "Partnership") under the name "ERP Operating Limited Partnership."

     B. Pursuant to the powers granted to the General Partner under Section 16 hereof, the General Partner deems it to be in the best interest of the Partnership to amend and restate the Prior Partnership Agreement and is desirous of continuing the Partnership in accordance with the Illinois Revised Uniform Limited Partnership Act and this Agreement.

     THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner, for itself and on behalf of the Partners, agrees as follows:

     1.   Partnership.

          1.1 Continuation of Partnership; Partnership Interests. The General Partner and the Limited Partners do hereby continue the Partnership as an Illinois limited partnership according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act. The General Partner is the sole general partner and the Limited Partners are the sole limited partners of the Partnership. All Partnership profits, losses, and distributive shares of tax items accruing prior to the date of this Agreement shall be allocated in accordance with, and the respective rights and obligations of the Partners with respect to the period prior to the date of this Agreement shall be governed by, the Prior Partnership Agreement. No

     Partner has any interest in any Partnership property but the interests of all Partners in the Partnership are, for all purposes, personal property.

          1.2 Name. The Partnership name shall be "ERP Operating Limited Partnership", but the General Partner may from time to time change the name of the Partnership or may adopt such trade or fictitious names as it may determine.

     2.   Definitions.

          2.1 As used in this Agreement, the following terms shall have the meanings set forth respectively after each:

          "Act" shall mean the Illinois Revised Uniform Limited Partnership Act, as amended from time to time, and any successor statute.

          "Adjusted Capital Account Deficit" shall mean, at any time, the then balance in the Capital Account of a Partner, after giving effect to the following adjustments:

               (i) credit to such Capital Account any amounts that such Partner is obligated to restore pursuant to this Agreement or otherwise or is deemed to be obligated to restore as described in the penultimate sentences of Regulations Section 1.704-2(g)(1) and Regulations Section 1.704-2(i)(5), or any successor provisions; and

               (ii) debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

          "Aggregate Restoration Amount" shall mean with respect to the Obligated Partners, as a group, the aggregate balances of the Restoration Amounts, if any, of the Obligated Partners, as determined on the date in question.

          "Agreement" shall mean this Fourth Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time.

          "Assignee" shall mean a Person to whom one or more OP Units have been transferred in a manner permitted under this Agreement, but who has not become a substituted Limited Partner, and who has the rights set forth in
     Section 12(B)(ii).

          "Bankruptcy" of a Partner shall mean (a) the filing by a Partner of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other Federal or state insolvency law, or a Partner's filing an answer consenting to or acquiescing in any such petition, (b) the making by a Partner of any assignment for the benefit of its creditors or the admission by a Partner in writing of its inability to pay its debts as they mature, or (c) the expiration of sixty (60) days after the filing of an involuntary petition under

     Title 11 of the United States Code (or corresponding provisions of future laws), seeking an application for the appointment of a receiver for the assets of a Partner, or an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other Federal or state insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period.

          "Capital Account" shall mean the capital account maintained by the Partnership for each Partner as described in Section 3.4 below.

          "Capital Cash Flow" shall have the meaning provided in Section 8.2 below.

          "Capital Contribution" shall mean, when used in respect of a Partner, the initial capital contribution of such Partner as set forth in Schedule C below and any other amounts of money or the fair market value of other property contributed by such Partner to the capital of the Partnership pursuant to the terms of this Agreement, including the Capital Contribution made by any predecessor holder of the Partnership Interest of such Partner.

          "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute.

          "Common Share" shall mean a common share of beneficial interest (or other comparable common equity interest) of the Company.

          "Company" means Equity Residential Properties Trust, a Maryland real estate investment trust and the General Partner of the Partnership, and any successor thereto (including Equity Residential Properties Trust as constituted as of the date of this Agreement).

          "Contributing Partner" shall have the meaning provided in clause (vi) of Section 3.2(B) below.

          "Depreciation" shall mean for any fiscal year or portion thereof, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such period for Federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such period, Depreciation shall be an amount that bears the same relationship to such beginning Gross Asset Value as the depreciation, amortization or cost recovery deduction in such period for Federal income tax purposes bears to the beginning adjusted tax basis; provided, however, that if the adjusted basis for Federal income tax purposes of an asset at the beginning of such period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

          "Determination Date" shall have the meaning provided in Section 3.2 below.

          "FPAA" shall have the meaning provided in Section 11.6 below.

          "General Partner" means Equity Residential Properties Trust, a Maryland real estate investment trust sometimes also referred to in this Agreement as the "Company," and any successor thereto (including Equity Residential Properties Trust as constituted as of the date of this Agreement).

          "Gross Asset Value" means, with respect to any Partnership asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

               (ii) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the General Partner;

               (iii) The Gross Asset Value of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

               (iv) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the General Partner; and

               (v) The Gross Asset Value of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations
          Section 1.704-1(b)(2)(iv)(m) and paragraph (vi) of the definition of Profits and Losses and Section 7.3(G) below; provided, however, that Gross Asset Value shall not be adjusted pursuant to this paragraph
          (iv) to the extent the General Partner determines that an adjustment pursuant to paragraph (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraphs (i), (ii) or (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

          "IRS" shall have the meaning provided in Section 11.6 below.

          "Limited Partner" shall mean any Person (i) whose name is set forth as a Limited Partner on Schedule C attached hereto or who has become a Limited Partner pursuant to the terms and conditions of this Agreement, and (ii) who holds a Partnership Interest. "Limited Partners" means all such persons.

          "Market Price" shall have the meaning set forth in Section 3.2(C) below.

          "Nonrecourse Debt" shall mean a liability as defined in Regulations
     Section 1.704-2(b)(3).

          "Nonrecourse Deductions" has the meaning set forth in Regulations
     Section 1.704-2(c).

          "Obligated Partners" shall mean that or those Limited Partner(s) listed as Obligated Partner(s) on Schedule D attached hereto and made a part hereof, as such Schedule may be amended from time to time by the General Partner, whether by express amendment to this Partnership Agreement or by execution of a written instrument by and between any additional Obligated Partner(s) being directly affected thereby and the General Partner, acting on behalf of the Partnership and without the prior consent of the Limited Partners (whether or not Obligated Partners other than the Obligated Partner(s) being directly affected thereby). Any successor, Assignee, or transferee of the entire Partnership Interest of an Obligated Partner shall be considered an Obligated Partner; provided, however, that if an Obligated Partner makes a distribution of all or any portion of its OP Units in accordance with Section 12(B)(i)(z) hereof, the General Partner shall, upon receipt of written notice from such Obligated Partner and such distributee(s) of OP Units, amend Schedule D to add any such distributee(s) as an additional Obligated Partner in the manner set forth in such notice.

          "Operating Cash Flow" shall have the meaning provided in Section 8.1 below.

          "OP Units" are units of Partnership Interest more particularly described in Section 3.2 below.

          "OP Unit Value" shall mean, as of any given time, the number of OP Units into which a Preference Unit is convertible (whether or not the conversion can then be effected), or the value of the Preference Unit expressed in OP Units if the Preference Unit is not convertible into OP Units, as provided for in the applicable Preference Unit Term Sheet or Other Securities Term Sheet.

          "Other Securities" shall have the meaning set forth in clause (iv) of
     Section 3.2(B) below.

          "Other Securities Term Sheet" shall have the meaning provided in clause (f) of Section 3.2(B) below.

          "Partner Nonrecourse Debt" has the meaning set forth in Regulations
     Section 1.704-2(b)(4).

          "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i).

          "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i).

          "Partners" shall mean, collectively, the General Partner and the Limited Partners, or any additional or successor Partners of the Partnership admitted to the Partnership in accordance with the terms of this agreement. Reference to a Partner shall be to any one of the Partners.

          "Partnership Interest" shall mean the ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which such Partner may be entitled as provided in this Agreement, and to the extent not inconsistent with this Agreement, under the Act, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement and of the Act.

          "Partnership Minimum Gain" has the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

          "Percentage Interest" shall mean, as to each Partner, the quotient (expressed as a percentage) arrived at by dividing (i) the sum of the OP Unit Value of any Preference Units held by that Partner and the number of OP Units held by that Partner, by (ii) the sum of the OP Unit Value of all Preference Units issued and outstanding at the time and the total number of OP Units issued and outstanding at the time. The respective Percentage Interests of the Partners shall be as set forth in Schedule C attached to this Agreement, as such may be revised by the General Partner to add Partners from time to time as provided in Section 3.1.

          "Person" means any individual, partnership, corporation, trust or other entity.

          "Pledge" shall have the meaning provided in Section 12(B)(i) below.

          "Preference Units" are units of Partnership Interest more particularly described in Section 3.2 below.

          "Preference Unit Term Sheet" shall have the meaning provided in clause
     (e) Section 3.2(B) below.

          "Prior Partnership Agreement" has the meaning set forth in Recital A above.

          "Profits" and "Losses" shall mean for each fiscal year or portion thereof, an amount equal to the Partnership's items of taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code with the following adjustments:

               (i) any income which is exempt from Federal income tax and not otherwise taken into account in computing Net Profits or Net Losses shall be added to taxable income or loss;

               (ii)  any expenditures of the Partnership described in Code
          Section 705(a)(2)(B) or treated as Section 705(a)(2)(B) expenditures under Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses, will be subtracted from taxable income or loss;

               (iii) in the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of Gross Asset Value contained in this Section 2, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits and Losses;

               (iv) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

               (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;

               (vi) to the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Partner's Partnership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

               (vii) any items specially allocated pursuant to Section 7.3 or
          Section 7.4 below shall not be considered in determining Profits or Losses.

          "Recapitalization" shall have the meaning provided in Section 3.2(C) below.

          "Record Date" shall have the meaning provided in Section 9.1(x) below.

          "Recourse Debt" shall mean the amount of indebtedness owed by the Partnership other than Nonrecourse Debt and Partner Nonrecourse Debt.

          "Regulations" shall mean the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Restoration Amount" shall mean with respect to any Obligated Partner, the amount set forth opposite the name of such Obligated Partner on Schedule D attached hereto and made a part hereof, as such Schedule may be modified from time to time by an amendment to the Partnership Agreement or by execution of a written instrument by and between such Obligated Partner, and/or any additional Obligated Partner(s) being directly affected thereby and the General Partner, acting on behalf of the Partnership and without the prior written consent of the Limited Partners (whether or not Obligated Partners other than the Obligated Partner(s) being directly affected thereby). If an Obligated Partner makes a distribution of all or any portion of its OP Units in accordance with Section 12(B)(i)(z) hereof, and the General Partner receives a written notice from such Obligated Partner and any distributee of OP Units to amend Schedule D to add such distributee as an additional Obligated Partner, the Restoration Amount of such additional Obligated Partner shall be increased by an amount equal to that amount set forth in such notice, and the Restoration Amount of the Obligated Partner making such distribution shall be reduced by such amount.

          "TMP"  shall have the meaning provided in Section 11.5 below.

          "Third Party Loan" shall have the meaning provided in Section 9.7(E) below.

          "Units" has the meaning set forth in Section 3.2(A) below.

     3.  Capital.

          3.1 Capital Contributions of the Partners. At the time of the execution of this Agreement, the Partners shall make or shall have made or be deemed to have made the Capital Contributions as set forth in Schedule
     C. The Partners shall own OP Units in the amounts set forth in Schedule C and shall have a Percentage Interest in the Partnership as set forth in Schedule C, which Percentage Interest shall be adjusted in Schedule C from time to time by the General Partner to the extent necessary to reflect accurately redemptions, Capital Contributions, the issuance of additional OP Units or similar events having an effect on a Partner's Percentage Interest. To the extent the Partnership is acquiring any property by the merger of any other Person into the Partnership, Persons who receive Partnership interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Schedule C.

          3.2  Issuance and Conversion of Units.

               A. The interest of a Partner in the Partnership is referred to as being evidenced by one or more "Units". Units may be either "OP Units" or "Preference Units":

                    (i) An "OP Unit" is a unit of Partnership Interest that, as more particularly provided for below in Section 3.2(B), may be converted into either cash or one (1) Common Share.

                    (ii) A "Preference Unit" is a unit of Partnership Interest having such rights, preferences and other privileges, variations and designations as may be determined by the General Partner in its sole and absolute discretion (but not in violation of the provisions of Section 3.2(B) or the terms of any other Preference Unit(s)). There may be more than one series or class of Preference Units having differing terms and conditions, but all Preference Units within a given series or class shall have the same rights, preferences and other privileges, variations and designations. A Preference Unit shall be convertible into one or more OP Units or be capable of being valued in OP Units. With respect to each series or class of Preference Units, the General Partner may also, in its discretion, determine and fix, among other terms and conditions, any of the following: (a) the series to which such Preference Units shall belong, (b) the distribution rate therefore, (c) the price at and the terms and conditions on which such Preference Units may be redeemed, (d) the amount payable in respect of such Preference Units in the event of involuntary or voluntary liquidation, (e) the terms and conditions on which such Preference Units may be converted, if such Preference Units are issued with the privilege of conversion, and (f) the number of such Preference Units to be issued as a part of such series. Once determined and fixed as herein provided, however, the terms and conditions of a particular series or class of Preference Units may not be changed without the written consent of the holders of at least 67% of the Preference Units within the class or series (or such greater percentage as may be provided for in the applicable Preference Unit Term Sheet or Other Securities Term Sheet, as the case may
               be).

          The aggregate total of all Units outstanding as of the date of this Agreement, including the making of the capital contributions referred to in Section 3.1 above, is ________________. As of the date of this Agreement, each Partner is deemed to hold Units as shown on Schedule C.

               B. From time to time hereafter, subject to and in accordance with the provisions of this Section 3.2(B), the General Partner shall cause the Partnership to issue additional Units as follows:

                    (i) OP Units to the Company upon the issuance by the Company of additional Common Shares (other than in exchange for OP Units) and the contribution of the net proceeds thereof as a Capital Contribution to the Partnership as provided for in
               Section 3.3(B) below it being understood, however, that the Company may issue Common Shares in connection with share option plans, dividend reinvestment plans, restricted share plans or other benefit or compensation plans (for example, shares issued in lieu of fees or compensation) without receiving any proceeds and that the issuance of such Common Shares shall nonetheless entitle the Company to additional OP Units pursuant to this clause (i);

                    (ii) OP Units to Partners (including itself) that hold Preference Units that are convertible into OP Units, upon the exercise of such conversion in accordance with the terms and conditions of the Preference Unit Term Sheet or Other Securities Term Sheet (each hereinafter defined) applicable thereto;

                    (iii) OP Units to Partners holding OP Units (including itself) if and to the extent of each such Partner's participation in any reinvestment program contemplated by Section 3.3(C) below;

                    (iv) Preference Units to the Company upon the issuance by the Company of securities other than Common Shares (whether debt or equity securities; ("Other Securities") and the contribution of the net proceeds thereof as a Capital Contribution to the Partnership as provided for in Section 3.3(B) below; and

                    (v) in all other cases, OP Units and/or Preference Units, as determined by the General Partner, in its discretion, to existing or newly-admitted Partners (including itself), in exchange for the contribution by a Partner (the "Contributing Partner") of additional Capital Contributions to the Partnership.

          Issuance of OP Units as aforesaid shall be in accordance with the following:

                    (a) the number of OP Units issued to the Company under clause (i) of this Section 3.2(B) shall be equal to the number of Common Shares issued;

                    (b) the number of OP Units issued to a Partner under clause (ii) of this Section 3.2(B) shall be as provided for in the Preference Unit Term Sheet or the Other Securities Term Sheet (each hereinafter defined) pursuant to which the Preference Units being converted exist;

                    (c) the number of OP Units issued to a Limited Partner under clause (iii) of this Section 3.2(B) shall be as provided for in the applicable reinvestment program; and

                    (d) the number of OP Units issued to a Contributing Partner under clause (v) of this Section 3.2(B) shall be equal to the quotient (rounded to the nearest whole number) arrived at by dividing (x) the initial Gross Asset Value of the property contributed as additional Capital Contributions (net of any debt to which such property is subject or assumed, and any cash paid to the Contributing Partner, by the Partnership in connection with such contribution) by (y) the contractual price per OP Unit agreed to by the General Partner and the Contributing Partner.

          Issuance of Preference Units as aforesaid shall be in accordance with the following:

                    (e)  Preference Units issued pursuant to clause (v) of this
               Section 3.2(B) shall have the terms and conditions specified in an agreement (a "Preference Unit Term Sheet") executed by and between the Partnership (at the direction and in the discretion of the General Partner) and the Contributing Partner and such Preference Unit Term Sheet shall thereupon be a part of this Agreement. The number of Preference Units issued to a Contributing Partner under clause (v) of this Section 3.2(B) shall be equal to the quotient (rounded to the nearest whole number) arrived at by dividing (x) the initial Gross Asset Value of the property contributed as additional capital contributions (net of any debt to which such property is subject or assumed by the Partnership in connection with such contribution) by (y) an amount provided for in the Preference Unit Term Sheet; and

                    (f)  Preference Units issued pursuant to clause (iv) of this
               Section 3.2(B) shall have economic terms substantially identical to those of the applicable Other Securities and such other terms and conditions, all of which are specified in an agreement (an "Other Securities Term Sheet") executed between the Partnership and the Company and such Other Securities Term Sheet shall thereupon be a part of this Agreement.

          Units may also be issued to some or all of the Partners holding Preference Units if and to the extent of such Partner's participation in any reinvestment program contemplated by Section 3.3(C) below. Upon the issuance of additional OP Units and/or Preference Units in accordance with the provisions of this Section 3.2(B), each recipient of such Units shall either execute this Agreement or a joinder to this Agreement (which joinder, as to Preference Units, may be a part of the applicable Preference Unit Term Sheet or Other Securities Term Sheet) and the Percentage Interests of all of the Partners shall thereupon be appropriately adjusted by the General Partner. Notwithstanding anything to the contrary contained herein, in no event shall any additional Preference Units or OP Units be issued (pursuant to this Section 3.2(B) or otherwise) to the extent that the effect of such issuance would be to reduce the General Partner's Percentage Interest to fifty percent (50%) or less.

               C. Subject to the further provisions of this Section 3.2(C), the Company hereby grants to each Limited Partner holding OP Units the right to request an exchange of any or all of its OP Units for Common Shares, with one OP Unit being exchangeable for one Common Share. Such right may be exercised by a Limited Partner at any time and from time to time upon not less than ten (10) days prior written notice to the Company. Upon receipt of such a request, the Company may, in its discretion, in lieu of issuing Common Shares, cause the Partnership to pay to such Limited Partner cash in an amount equal to the product arrived at by multiplying (i) the number of OP Units requested to be exchanged by such Limited Partner multiplied by (ii) the Market Price, with such payment to be made within ten (10) days after the Company's receipt of the Limited Partner's exercise notice as aforesaid; provided, however, that in calculating Market Price for this Section 3.2(C) only, the "Determination Date" shall mean the trading date immediately preceding the date on which the Company receives notice from the holder of OP Units stating such holder's intention to exercise its right to request an exchange of its OP Units for Common Shares. As used in this Section 3.2(C), "Market Price" means either
          (a) the last reported sale price per share of the Common Shares at the close of trading on the Determination Date as reported in the Wall Street Journal (Midwest Edition) or such other reportable stock price reporting service as may be selected by the General Partner, or (b) in the event that the Common Shares were not traded on such Determination Date, then the last reported sale price as aforesaid on the most recent day that the Common Shares were traded. If the Company does not elect to make a cash payment, it shall be obligated to issue Common Shares as provided above. The Company shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the exchange of OP Units for Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding OP Units not owned by the Company, and any Preference Units not owned by the Company that are convertible into OP Units (whether or not the conversion can then be effected). No Limited Partner shall, by virtue of being the holder of one or more OP Units and/or Preference Units, be deemed to be a shareholder of or have any other interest in the Company. In the event of any change in the outstanding Common Shares by reason of any share dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change (a "Recapitalization"), the number of OP Units held by each Partner (or into which Preference Units are or may be convertible, if applicable) shall be proportionately adjusted so that one OP Unit remains exchangeable for one Common Share without dilution. The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 3.2(C), and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, if the Company elects to make a cash payment as provided herein, the cash payment shall be paid by the Partnership directly to such Assignee and not to such Limited Partner. If the Company adopts a shareholder rights plan or such other plan or arrangement pursuant to which the holders of Common Shares are entitled to receive rights or other securities upon the occurrence of specified events, then the General Partner shall in good faith make an equitable adjustment to the exchange ratio of Common Shares for OP Units, as the General Partner shall determine in its sole discretion, to protect the value of the OP Units if any rights or other securities issued under such plan or arrangement become exercisable and expire prior to a Determination Date. In the event the Company issues any Common Shares in exchange for OP Units pursuant to this Section 3.2(C), the General Partner shall record the transfer on the books of the Partnership so that the Company is thereupon the owner and holder of such OP Units. Notwithstanding the foregoing provisions of this
          Section 3.2(C), a Limited Partner shall not have the right to exchange OP Units for Common Shares if (i) in the opinion of counsel for the Company, the Company would, as a result thereof, no longer qualify (or it would be likely that the Company no longer would qualify) as a real estate investment trust under the Code; or (ii) such exchange would, in the opinion of counsel for the Company, constitute or be likely to constitute a violation of applicable securities laws. In either such event, to the extent the consequences described in (i) or (ii) could be eliminated by reasonable action of the Company without any material detriment to the Company and at the expense of such Limited Partner(s) requesting such exchange, the Company shall take all such reasonable action to affect the exchange of OP Units for Common Shares by such Limited Partner(s) as herein provided.


          3.3  Additional Funds.

               A. No Partner shall be assessed or, except as otherwise provided in this Agreement, required to contribute additional funds or other property to the Partnership. Any additional funds or other property required by the Partnership, as determined by the General Partner in its sole discretion, may, at the option of the General Partner and without an obligation to do so (except as provided for in Section 3.3(B) below), be contributed by the General Partner or any other Partner (provided such other Partner is willing to do so and the General consents thereto, each in its sole and absolute discretion) as additional Capital Contributions. If and as the General Partner or any other Partner makes additional Capital Contributions to the Partnership, each such Partner shall receive additional OP Units and/or Preference Units as provided for in Section 3.2(B) above. The General Partner shall also have the right (but not the obligation) to raise any additional funds required for the Partnership in accordance with the provisions of Section 9.7(E) below and/or by causing the Partnership to borrow the necessary funds from third parties on such terms and conditions as the General Partner shall deem appropriate in its sole discretion. If the General Partner elects to cause the Partnership to borrow the additional funds, or if the Partnership issues a guaranty, indemnity or similar undertaking in connection with indebtedness of the Company as aforesaid, in any such case one or more of the Partnership's assets may be encumbered to secure the loan or undertaking. Except as provided for in Section 3.3(C) below, no Limited Partner shall have the right to make additional Capital Contributions to the Partnership without the prior written consent of the General Partner.

               B. Except for (i) the capitalization of any wholly owned entity of the General Partner which is the general partner of a partnership having the Partnership as a limited partner, (ii) the net proceeds generated by the issuance of Other Securities that evidence debt (and are not equity securities) that are loaned by the Company to the Partnership, and (iii) where, in the good faith opinion of the Company, the net proceeds generated by the issuance of Other Securities (whether for debt or equity) are retained by the Company for a valid business reason consistent with the purposes of the Partnership and such retention does not materially adversely affect the Limited Partners, the net proceeds of any and all funds raised by or through the Company through the issuance of Common Shares or Other Securities shall be contributed to the Partnership as additional Capital Contributions, and in such event the Company shall be issued additional Units pursuant to Section 3.2(B) above.

               C. If the General Partner creates and administers a reinvestment program in substantial conformance with a dividend reinvestment program which may be available from time to time to holders of the Common Shares, each Limited Partner holding OP Units shall have the right to reinvest any or all cash distributions payable to it from time to time pursuant to this Agreement by having some or all (as the Limited Partner elects) of such distributions contributed to the Partnership as additional Capital Contributions, and in such event the Partnership shall issue to each such Limited Partner additional OP Units pursuant to clause (iv) of Section 3.2(B) above, or the General Partner may elect to cause distributions with respect to which a Limited Partner has elected reinvestment to be contributed to the Company in exchange for the issuance of Common Shares. At the option of the General Partner, such a program may also be made available with respect to Preference Units.


          3.4 Capital Accounts. A separate capital account ("Capital Account") shall be maintained for each Partner.

               A. To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 7.3, Section 7.4 or
          Section 14.2(C) hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership property distributed to such Partner.

               B. To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 7.3 or Section 7.4 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

               C. In the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement (including a transfer of OP Units in exchange for Common Shares, pursuant to
          Section 3.2(C)), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

               D. In determining the amount of any liability for purposes of Sections 3.4(A) and 3.4(B) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

               E. This Section 3.4 and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, or the Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Partner pursuant to Section 14 below upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events (for example, the acquisition by the Partnership of oil or gas properties) might otherwise cause this Agreement not to comply with Regulations
          Section 1.704-1(b).


          3.5  Interest on and Return of Capital.

               A. No Partner shall be entitled to any interest on its Capital Account or on its contributions to the capital of the Partnership.

               B. Except as expressly provided for in this Agreement, no Partner shall have the right to demand or to receive the return of all or any part of his capital contributions to the Partnership and there shall be no priority of one Partner over the other as to the return of capital contributions or withdrawals or distributions of profits and losses. No Partner shall have the right to demand or receive property other than cash in return for the contributions of such Partner to the Partnership.

          3.6  Negative Capital Accounts.

               A. Except as provided in the next sentence and Section 3.6(B), no Partner shall be liable to the Partnership or to any other Partner for any deficit or negative balance which may exist in such Partner's Capital Account. If any Obligated Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions, allocations and adjustments to Capital Accounts for all periods), each such Obligated Partner shall contribute to the capital of the Partnership an amount equal to its respective deficit balance; such obligation to be satisfied by the end of the fiscal year of liquidation (or, if later, within ninety (90) days following the liquidation and dissolution of the Partnership.) Such contributions shall be used to make payments to creditors of the Partnership and such Obligated Partners (i) shall not be surrogate to the rights of any such creditor against the General Partner, the Partnership, another Partner or any person related thereto, and (ii) hereby waive any right to reimbursement, contribution or similar right to which such Obligated Partners might otherwise be entitled as a result of the performance of its obligations under this Agreement.

               B. Except as otherwise agreed in writing, by the General Partner and an Obligated Partner, prior to the time of admission of such Obligated Partner to the Partnership, notwithstanding any other provision of this Agreement, an Obligated Partner shall cease to be an Obligated Partner for purposes of this Section 3.6 upon an exchange by such Obligated Partner of all remaining OP Units for Common Shares (pursuant to Section 3.2(C) or otherwise) 12 months after the date of such exchange by such Obligated Partner unless at the time of, or during the 12 month period following, such exchange, there has been:

                    (i) An entry of a decree or order for relief in respect of the Partnership by a court having jurisdiction over a substantial part of the Partnership's assets, or the appointment of a receiver, liquidator, Assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or ordering the winding up or liquidation of the Partnership's affairs, in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

                    (ii) The commencement against the Partnership of an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

                    (iii) The commencement by the Partnership of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, Assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of Partnership generally to pay its debts as such debts become due or the taking of any action in furtherance of any of the foregoing;

          provided that, after the passage of such 12 months, the Obligated Partner shall cease to be an Obligated Partner, at the first time, if any, that all of the conditions set forth in (i) through (iii) above are no longer in existence.

          This Section 3.6(B) shall not be amended without the consent of two-thirds in number of the Obligated Partners, provided, however, that no such amendment shall adversely affect an Obligated Partner without the written consent of such Obligated Partner.

          3.7 Limit on Contributions and Obligations of Partners. Neither the Limited Partner nor the General Partner shall be required to make any additional advances or contributions to or on behalf of the Partnership or to endorse any obligations of the Partnership.

          3.8 Redemption and Repurchase of Units. Notwithstanding any other provision of this Agreement which may be contrary to this Section 3.8, in the event of the proposed repurchase or redemption for cash by the Company of (i) Common Shares or, (ii) Other Securities with respect to which the Company had previously been issued Preference Units pursuant to Section 3.2(B)(iv) of this Agreement, then, in such event, the Partnership shall provide cash to the Company concurrently with such repurchase or redemption for such purpose equal to the proposed repurchase or redemption price, and one OP Unit owned by the General Partner (or, in the case of redemption or repurchase by the Company of Other Securities contemplated by clause (ii) above, one Preference Unit owned by the General Partner which had been issued with respect to such Other Securities) shall be canceled with respect to each Common Share (or share of Other Securities) so repurchased or redeemed.

     4. Principal Office. The principal office of the Partnership shall be located at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, or at such other place as the General Partner may designate after giving written notice of such designation to the other Partners.

     5.  Purposes and Powers of Partnership.

          A. The purposes of the Partnership shall be to acquire, purchase, own, operate, manage, develop, redevelop, invest in, finance, refinance, sell, lease and otherwise deal with multifamily residential properties and assets related thereto, and interests therein, whether directly or indirectly, alone or in association with others, and to conduct any other business that may be lawfully conducted by a limited partnership pursuant to the Act. The purposes of the Partnership include, but are not limited to:

               (i) acquiring, developing, operating, leasing and managing multifamily residential properties and conducting any other lawful business relating thereto;

               (ii) financing, mortgaging, exchanging, selling, encumbering or otherwise disposing of all or any part of a multifamily residential property or any interest therein;

               (iii) constructing, reconstructing, altering, modifying and subtracting from or adding to a multifamily residential property or any part thereof;

               (iv) organizing and holding partnership interests in partnerships owning or otherwise having an interest in, whether directly or indirectly, one or more multifamily residential properties; and

               (v) in general, the making of any investments or expenditures, the borrowing and lending of money and the taking of any and all actions which are incidental or related to any of the purposes recited above.

     It is agreed that each of the foregoing is an ordinary part of the Partnership's business and affairs. Property may be acquired subject to, or by assuming, the liens, encumbrances, and other title exceptions which affect such property. The Partnership may also be a partner, general or limited, in partnerships, general or limited, and joint ventures created to accomplish all or any of the foregoing.

          B. The Partnership purposes may be accomplished by taking any action which is not prohibited under the Act and which is related to the acquisition, ownership, development, improvement, operation, management, financing, leasing, exchanging, selling or otherwise encumbering or disposing of all or any portion of the assets of the Partnership, or any interest therein.

     6. Term. The term of the Partnership shall continue until the Partnership is terminated upon the occurrence of an event described in Section 14.1 below.

     7. Allocations.

          7.1 Allocation of Profits. After giving effect to the allocations set forth in Section 7.3 and 7.4, Profits for any fiscal year shall be allocated to the Partners in the following order of priority:

               A. First, to the General Partner to the extent that the cumulative Losses allocated to the General Partner pursuant to Section 7.2(D) exceed the cumulative Profits allocated to the General Partner pursuant to this
          Section 7.1(A);

               B. Second, to each Partner to the extent of and in proportion to the amount by which the cumulative Losses allocated to such Partner pursuant to Section 7.2(C) exceed the cumulative Profits allocated to such Partner pursuant to this Section 7.1(B);

               C. Third, to the General Partner to the extent that the cumulative Losses allocated to the General Partner pursuant to Section 7.2(B) exceed the cumulative Profits allocated to the General Partner pursuant to this Section 7.1(C);

               D. Fourth, to each Partner to the extent of and in proportion to the amount by which the cumulative Losses allocated to such Partner pursuant to Section 7.2(A) exceed the cumulative Profits allocated to such Partner pursuant to this Section 7.1(D); and

               E. Thereafter, to the Partners in accordance with their respective Percentage Interests.

          7.2 Losses. After giving effect to the allocations set forth in Sections 7.3 and 7.4, Losses for each fiscal year shall be allocated to the Partners in the following order of priority:

               A. First, to the Partners, in proportion to their respective Percentage Interests; provided that Losses allocated pursuant to this
          Section 7.2(A) shall not exceed the maximum amount of Losses that can be allocated without causing any Partner to have an Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account Deficit for a Partner's actual obligation to fund a deficit Capital Account balance, including the obligation of an Obligated Partner to fund a deficit Capital Account balance pursuant to Section 3.6 hereof);

               B. Second, to the General Partner, until the General Partner's Adjusted Capital Account Deficit (excluding for this purpose any increase to such Adjusted Capital Account Deficit for the obligation of any General Partner to actually fund a deficit Capital Account balance) equals the excess of (i) the amount of Recourse Liabilities over (ii) the Aggregate Restoration Amount;

               C. Third, to the Obligated Partners, in proportion to their respective Restoration Amounts, until such time as the Obligated Partners have been allocated in aggregate amount of Losses pursuant to this Section 7.2(C) equal to the Aggregate Restoration Amount; and

               D. Thereafter, to the General Partner.

          This Section 7.2 together with Section 7.1 shall control notwithstanding any reallocation or adjustment of taxable income, loss or other items by the IRS or any other taxing authority; provided, however, that neither the Partnership nor the General Partner (nor any of their respective affiliates) is required to indemnify any Obligated Partner (or its affiliates) for the loss of any tax benefit resulting from any reallocation or adjustment of taxable income, loss or other items by the IRS or other taxing authority. The provisions of Section 7.1 and this
     Section 7.2 shall not be amended in a manner which adversely affects an Obligated Partner (without consent of such Obligated Partner), provided that the General Partner may amend Schedule D to add additional Obligated Partners.

          7.3 Special Allocations. The following special allocations shall be made in the following order:

               A. Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding any other provision of this Section 7, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 7.3(A) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

               B. Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Section 7, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations
          Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(i)(2). This Section 7.3(B) is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

               C. Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section 1.704-1(b)(2)(ii)(d)(6), items of
          Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 7.3(C) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for this Section 7 have been tentatively made, as if this Section 7.3(C) were not in the Agreement.

               D. Gross Income Allocation. In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore pursuant to any provision of this Agreement, and
          (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specifically allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 7.3(D) shall be made only if and to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 7 have been made as if Section 7.3(C) hereof and this Section 7.3(D) were not in the Agreement.

               E. Preferential Gross Income Allocations. If and to the extent Partners receive distributions from the Partnership (other than (i) distributions pursuant to Section 14.2(C) in final liquidation of the Partnership), each such Partner shall be allocated an equal amount of Partnership gross income prior to any allocations of Profit and Loss pursuant to Sections 7.1 and 7.2 above. For purposes of this Section 7.3(E), any payment with respect to a Preference Unit that, under the applicable Preference Unit Term Sheet or Other Securities Term Sheet, as the case may be, constitutes a payment in redemption of such Preference Unit shall not be considered a distribution except to the extent such payment is specifically attributable to accrued and unpaid preferred distributions with respect to such Preference Unit provided for in such Term Sheet.

               F. Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year shall be allocated among the Partners in accordance with their respective Percentage Interests.

               G. Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i)(1).

               H. Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations
          Section 1.704- 1(b)(2)(iv)(m)(2)
          or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specifically allocated to the Partners in accordance with their respective Percentage Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or the Partner to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

          7.4 Curative Allocations. The allocations set forth in Sections 7.3(A), 7.3(B), 7.3(C), 7.3(D), 7.3(F), 7.3(G) and 7.3(H) above (the
     "Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Sections 704(b) and 514(c)(9)(E) of the Code. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 7.4. Therefore, notwithstanding any other provision of this Section 7 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 7.1 and 7.2(A) (subject, however, to Section 7.3(E) above), and so that, to the greatest extent possible, such allocations comply with the Regulations under Code Section 514(c)(9)(E). In exercising its discretion under this Section 7.4, the General Partner shall take into account future Regulatory Allocations under Sections 7.3(A) and 7.3(B) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 7.3(F) and 7.3(G).

          7.5  Tax Allocations: Code Section 704(c).

               A. Income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for Federal income tax purposes and its initial Gross Asset Value in accordance with any permissible manner or manners under Code Section 704(c) and the Regulations thereunder.

               B. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of "Gross Asset Value" contained in Section 2 above, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for Federal income tax purposes and its Gross Asset Value in the same manner or manners permitted under Code Section 704(c) and the Regulations thereunder.

               C. Any elections or other decisions relating to such allocations shall be made by the General Partner in any permissible manner under the Code or the Regulations that the General Partner may elect in its sole discretion. Allocations pursuant to this Section 7.5 are solely for purposes of Federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision in this Agreement.

     8.   Cash Available For Distribution.

          8.1 Operating Cash Flow. As used in this Agreement, "Operating Cash Flow" shall mean and be defined as all cash receipts of the Partnership from whatever source (but excluding Capital Cash Flow and excluding the proceeds of any additional Capital Contributions to the Partnership pursuant to Section 3.3 above) during the period in question in excess of all items of Partnership expense (other than non-cash expenses such as depreciation) and other cash needs of the Partnership, including, without limitation, amounts paid by the Partnership as principal on debts and advances, during such period, capital expenditures and any reserves (as determined by the General Partner) established or increased during such period. In the discretion of the General Partner, reserves may include cash held for future acquisitions. Operating Cash Flow shall be distributed to or for the benefit of the Partners of record as of the applicable Record Date not less frequently than annually, and shall be distributed: first to those Partners holding Preference Units to the extent of the respective priorities (if any) established by the applicable Preference Unit Term Sheets and Other Securities Term Sheets; and then the balance prorata among the Partners holding OP Units and the Partners holding Preference Units which, based on the provisions of the applicable Preference Unit Term Sheets and Other Securities Term Sheets, entitle such Partners to participate in such distributions on a pari passu basis with the holders of OP Units (the "Residual Operating Cash Flow Preference Units"), to each Partner based on the quotient (expressed as a percentage) arrived at by dividing (i) the sum of the OP Unit Value of any Residual Operating Cash Flow Preference Units held by that Partner and the number of OP Units held by that Partner by (ii) the sum of the OP Unit Value of all Residual Operating Cash Flow Preference Units issued and outstanding at the time and the total number of OP Units issued and outstanding at the time. Notwithstanding the foregoing, any incoming Limited Partners who were admitted during the applicable quarter (but excluding any incoming Partners who received Units from an existing Limited Partner) and who held Units as of an applicable Record Date, but held such Units for less than the entire period with respect to which an Operating Cash Flow distribution is to be paid, shall be entitled to receive a pro-rated portion of such Operating Cash Flow distribution otherwise payable to such Partner based on the number of days such Units were outstanding during the applicable period, or any other method of pro-ration deemed equitable by the General Partner, and in such event, if the General Partner, in its sole discretion, deems it necessary, the amount of the distribution payable to all other Partners shall be adjusted accordingly.

          8.2 Capital Cash Flow. As used in this Agreement, "Capital Cash Flow" shall mean and be defined as collectively (a) gross proceeds realized in connection with the sale of any assets of the Partnership, (b) gross financing or refinancing proceeds,
     (c) gross condemnation proceeds (excluding condemnation proceeds applied to restoration of remaining property) and (d) gross insurance proceeds (excluding rental insurance proceeds or insurance proceeds applied to restoration of property), less (a) closing costs, (b) the cost to discharge any Partnership financing encumbering or otherwise associated with the asset(s) in question, (c) the establishment of reserves (as determined by the General Partner, and which may include cash held for future acquisitions), and (d) other expenses of the Partnership then due and owing. Subject to Section 14.2 below, if applicable, Capital Cash Flow shall be distributed to or for the benefit of the Partners of record as of the applicable Record Date not less frequently than annually and shall be distributed: first to the Partners holding Preference Units to the extent of the respective priorities (if any) established by the applicable Preference Unit Term Sheets and Other Securities Term Sheets; and then the balance prorata among those Partners holding OP Units and those Partners holding Preference Units which, based on the provisions of the applicable Preference Unit Term Sheets and Other Securities Term Sheets, entitle such Partners to participate in such distributions on a pari passu basis with the holders of OP Units (the "Capital Cash Flow Preference Units"), to each Partner based on the quotient (expressed as a percentage) arrived at by dividing (i) the sum of the OP Unit Value of any Capital Cash Flow Preference Units held by that Partner and the number of OP Units held by that Partner by (ii) the sum of the OP Unit Value of all Capital Cash Flow Preference Units issued and outstanding at the time and the total number of OP Units issued and outstanding at the time. Notwithstanding the foregoing, the General Partner reserves the right to pro-rate distributions of Capital Cash Flow to incoming Limited Partners who were admitted during the applicable quarter (but excluding any incoming Partners who received Units from an existing Limited Partner) and who held Units as of the applicable Record Date but held such Units for less than the entire period with respect to which the Capital Cash Flow distribution is to be paid, based on the number of days such Units were outstanding during the applicable period, or any other method of pro-ration deemed equitable by the General Partner and, in such event, the amount of the distribution payable to all other Partners shall be adjusted accordingly.

          8.3 Consent to Distributions. Each of the Partners hereby consents to the distributions provided for in this Agreement.

          8.4 Right to Limit Distributions. The right of any Partner to receive distributions of any nature pursuant to the terms of this Agreement shall be subject to the terms of any agreement between such Partner and the Partnership limiting, restricting or providing rights of set-off with respect to such distributions.

     9.   Management of Partnership.

          9.1 General Partner. The General Partner shall be the sole manager of the Partnership business, and shall have the right and power to make all decisions and take any and every action with respect to the property, the business and affairs of the Partnership and shall have all the rights, power and authority generally conferred by law, or necessary, advisable or consistent with accomplishing the purposes of the Partnership. All such decisions or actions made or taken by the General Partner hereunder shall be binding upon all of the Partners and the Partnership. The powers of the General Partner to manage the Partnership business shall include, without limitation, the power and authority to, directly or indirectly:

               (i) operate any business normal or customary for the owner of or investor in multifamily residential property;

               (ii) perform any and all acts necessary or appropriate to the operation of the Partnership assets, including, but not limited to, applications for rezoning, objections to rezoning of other property and the establishment of bank accounts in the name of the Partnership;

               (iii) procure and maintain with responsible companies such insurance as may be available in such amounts and covering such risks as are deemed appropriate by the General Partner;

               (iv) take and hold all real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee;

               (v) execute and deliver leases on behalf of and in the name of the Partnership;

               (vi) borrow money (whether on a secured or unsecured basis), finance and refinance the assets of the Partnership or any part thereof or interest therein, and in connection therewith, issue notes, bonds, securities and other undertakings and evidences of indebtedness and documents related thereto (including, without limitation, guaranty, indemnities and similar undertakings to support loans obtained or debt securities issued by the Company where the net proceeds thereof are either loaned to the Partnership or contributed to the Partnership as a Capital Contribution);

               (vii) coordinate all accounting and clerical functions of the Partnership and employ such accountants, lawyers, property managers, leasing agents and other management or service personnel as may from time to time be required to carry on the business of the Partnership;

               (viii) acquire any assets, and encumber, sell, ground lease or otherwise dispose of any or all of the assets of the Partnership (including by way of merger, consolidation or other combination with any other Person), or any part thereof or interest therein; and

               (ix) organize one or more partnerships which are controlled, directly or indirectly, by the Partnership (including, without limitation, Equity Residential Properties Management Limited Partnership) and make any capital contributions required pursuant to the partnership agreements of any such partnerships.

               (x) establish the date (the "Record Date") for the purpose of making any proper determination with respect to which Partners are entitled to receive distributions, consent to any matter for which the consent of Partners is permitted or required under any provision hereof, or otherwise be allocated rights hereunder.

          9.2  Limitations on Powers and Authorities of Partners.
     Notwithstanding the powers of the General Partner set forth in Section 9.1 above, no Partner shall have the right or power to do any of the following:

               (a) do any act in contravention of this Agreement, or any amendment hereto;

               (b) do any act which would make it impossible to carry on the ordinary business of the Partnership, except to the extent that such act is specifically permitted by the terms hereof (it being understood and agreed that, except as hereafter provided in this Section 9.2, a sale of any or all of the assets of the Partnership, for example, would be an ordinary part of the Partnership's business and affairs and is specifically permitted hereby); or

               (c) confess a judgment against the Partnership.

          9.3 Limited Partners. The Limited Partners shall have no right or authority to act for or to bind the Partnership and no Limited Partner shall participate in the conduct or control of the Partnership's affairs or business.

          9.4 Liability of General Partner. The General Partner shall not be liable or accountable, in damages or otherwise, to the Partnership or to any other Partner for any error of judgment or for any mistakes of fact or law or for anything which it may do or refrain from doing hereafter in connection with the business and affairs of the Partnership except (i) in the case of fraud, willful misconduct (such as an intentional breach of fiduciary duty or an intentional breach of this Agreement) or gross negligence, and (ii) for other breaches of this Agreement, but the liability of the General Partner under this clause (ii) shall be limited to its interest in the Partnership as more particularly provided for in
     Section 9.8 below. The General Partner shall not have any personal liability for the return of any Limited Partner's capital.

          9.5 Indemnity. The Partnership shall indemnify and shall hold the General Partner (and the officers and trustees thereof) harmless from any loss or damage, including without limitation reasonable legal fees and court costs, incurred by it by reason of anything it may do or refrain from doing hereafter for and on behalf of the Partnership or in connection with its business or affairs; provided, however, that (i) the Partnership shall not be required to indemnify the General Partner (or any officer or trustee thereof) for any loss or damage which it might incur as a result of its fraud, willful misconduct or gross negligence in the performance of its duties hereunder and (ii) this indemnification shall not relieve the General Partner of its proportionate part of the obligations of the Partnership as a Partner. In addition, the General Partner shall be entitled to reimbursement from the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the General Partner to present or former trustees or officers of the General Partner or its predecessors, or other Persons indemnified by the General Partner, as provided for in or pursuant to the Declaration of Trust and By-Laws of the General Partner or otherwise. The right of indemnification set forth in this Section 9.5 shall be in addition to any rights to which the person or entity seeking indemnification may otherwise be entitled and shall inure to the benefit of the successors and assigns of any such person or entity. No Partner shall be personally liable with respect to any claim for indemnification pursuant to this Section 9.5, but such claim shall be satisfied solely out of assets of the Partnership.

     9.6 Other Activities of Partners and Agreements with Related Parties . The General Partner shall devote its full-time efforts in furtherance of the Partnership business, it being expressly understood that, except for (i) the Company's ownership interest in a partnership or a limited liability company of which the Partnership is a partner or a member, respectively; (ii) the Company's ownership of any qualified REIT subsidiary (within the meaning of the Code) or any other entity which is a partner of a partnership or a member of a limited liability company having the Partnership as a partner or member, respectively;
(iii) the Company's ownership of any entity that owns no more than a one percent (1%) interest in any partnership, limited liability company or other entity;
(iv) borrowing (including the issuance of debt securities) where the net proceeds thereof are loaned or contributed to the Partnership; (v) any activity which the Board of Trustees of the General Partner, in its sole discretion, has determined will have a material benefit to the General Partner and will not have a material adverse effect on the Partnership; and (vi) activities incidental to the Company's status and existence as a real estate investment trust, the General Partner shall conduct all of its activities with respect to the multifamily residential property business exclusively through the Partnership and shall not conduct or engage in any way in any other business.

     9.7  Other Matters Concerning the General Partner.

          A. The General Partner shall be protected in relying, acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          B. The General Partner may exercise any of the powers granted or perform any of the duties imposed by this Agreement either directly or through agents. The General Partner may consult with counsel, accountants, appraisers, management consultants, investment bankers and other consultants selected by it, each of whom may serve as consultants for the Partnership. An opinion by any consultant on a matter which the General Partner believes to be within its professional or expert competence shall be full and complete protection as to any action taken or omitted by the General Partner based on the opinion and taken or omitted in good faith. The General Partner shall not be responsible for the misconduct, negligence, acts or omissions of any consultant or contractor of the Partnership or of the General Partner, and shall assume no obligations other than to use due care in the selection of all consultants and contractors.

               C. No mortgagee, grantee, creditor or any other person dealing with the Partnership shall be required to investigate the authority of the General Partner or secure the approval of or confirmation by any Limited Partner of any act of the General Partner in connection with the conduct of the Partnership business.

               D. The General Partner may retain such persons or entities as it shall determine (including the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) to provide services to or on behalf of the Partnership. The General Partner shall be entitled to reimbursement from the Partnership for its out-of-pocket expenses (including, without limitation, amounts paid or payable to the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) incurred in connection with Partnership business. Such expenses shall be deemed to include those expenses required in connection with the administration of the Partnership such as the maintenance of Partnership books and records, management of the Partnership property and assets and preparation of information respecting the Partnership needed by the Partners in the preparation of their individual tax returns.

               E. The General Partner may loan to the Partnership the net proceeds of loans obtained or debt securities issued by the Company so long as the terms of such loan to the Partnership are substantially equivalent to the corresponding loan obtained or debt securities issued by the Company.

          9.8 Partner Exculpation. Except for fraud, willful misconduct and gross negligence, no Partner shall have any personal liability whatever, whether to the Partnership or to the other Partner, for the debts or liabilities of the Partnership or its obligations hereunder, and the full recourse of the other Partner shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no officer, trustee or shareholder of the General Partner shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud, willful misconduct and gross negligence, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the officers or general partners of each Partner solely as officers or partners of the same and not in their own individual capacities. No advisor, trustee, officer, partner, employee, beneficiary, shareholder, participant or agent of any Partner (or of any partner of a Partner) shall be personally liable in any matter or to any extent under or in connection with this Agreement, and the Partnership, each Partner and their respective successors and assigns shall look solely to the interest of the other Partner in the Partnership for the payment of any claim or for any performance hereunder.

          9.9 General Partner Expenses and Liabilities. All costs and expenses incurred by the Company in connection with its activities as the General Partner hereunder, all costs and expenses incurred by the Company in connection with its continued corporate existence, qualification as a real estate investment trust under the Code and otherwise, and all other liabilities incurred or suffered by the General Partner in connection with the pursuit of its business and affairs as contemplated hereunder and in connection herewith, shall be paid (or reimbursed to the Company, if paid by the Company) by the Partnership unless and to the extent that any such costs were paid by the Company in connection with the issuance of additional shares of beneficial interest of the Company as contemplated by
     Section 3.3(B) above. Notwithstanding anything to the contrary contained herein, this Section 9.9 shall apply only to the extent that such costs, expenses or liabilities exceed any cash distributed to the General Partner by any wholly-owned subsidiary of the General Partner.

     10. Banking. The funds of the Partnership shall be kept in accounts designated by the General Partner and all withdrawals therefrom shall be made on such signature or signatures as shall be designated by the General Partner.

     11.  Accounting.

          11.1 Fiscal Year. The fiscal year and taxable year of the Partnership (the "fiscal year") shall end on the last day of December of each year, unless another fiscal year end is selected by the General Partner.

          11.2 Books of Account. The Partnership books of account shall be maintained at the principal office designated in Section 4 above or at such other locations and by such person or persons as may be designated by the General Partner. The Partnership shall pay the expense of maintaining its books of account. Each Partner shall have, during reasonable business hours and upon reasonable prior notice, access to the books of the Partnership and in addition, at its expense, shall have the right to copy such books. The General Partner, at the expense of the Partnership, shall cause to be prepared and distributed to the Partners annual financial data sufficient to reflect the status and operations of the Partnership and its assets and to enable each Partner to file its federal income tax return.

          11.3 Method of Accounting. The Partnership books of account shall be maintained and kept, and its income, gains, losses and deductions shall be accounted for, in accordance with sound principles of accounting consistently applied, or such other method of accounting as may be adopted hereafter by the General Partner. All elections and options available to the Partnership for Federal or state income tax purposes shall be taken or rejected by the Partnership in the sole discretion of the General Partner.

          11.4 Section 754 Election. In case of a distribution of property made in the manner provided in Section 734 of the Code (or any similar provision enacted in lieu thereof), or in the case of a transfer of any interest in the Partnership permitted by this Agreement made in the manner provided in Section 743 of the Code (or any similar provision enacted in lieu thereof), the General Partner, on behalf of the Partnership, will file an election under Section 754 of the Code (or any similar provision enacted in lieu thereof) in accordance with the procedures set forth in the applicable Regulations.

          11.5 Tax Matters Partner. The General Partner is hereby designated the Tax Matters Partner (hereinafter referred to as the "TMP") of the Partnership and shall have all the rights and obligations of the TMP under the Code.

          11.6 Administrative Adjustments. If the TMP receives notice of a Final Partnership Administrative Adjustment (the "FPAA") or if a request for an administrative adjustment made by the TMP is not allowed by the United States Internal Revenue Service (the "IRS") and the IRS does not notify the TMP of the beginning of an administrative proceeding with respect to the Partnership's taxable year to which such request relates (or if the IRS so notifies the TMP but fails to mail a timely notice of an
     FPAA), the TMP may, but shall not be obligated to, petition a Court for readjustment of partnership items. In the case of notice of an FPAA, if the TMP determines that the United States District Court or Claims Court is the most appropriate forum for such a petition, the TMP shall notify each person who was a Partner at any time during the Partnership's taxable year to which the IRS notice relates of the approximate amount by which its tax liability would be increased (based on such assumptions as the TMP may in good faith make) if the treatment of partnership items on his return was made consistent with the treatment of partnership items on the Partnership's return, as adjusted by the FPAA. Unless each such person deposits with the TMP, for deposit with IRS, the approximate amount of his increased tax liability, together with a written agreement to make additional deposits if required to satisfy the jurisdictional requirements of the Court, within thirty days after the TMP's notice to such person, the TMP shall not file a petition in such Court. Instead, the TMP may, but shall not be obligated to, file a petition in the United States Tax Court.

     12.  Transfers of Partnership Interests.

          A. General Partner. In no event may the General Partner at any time assign, sell, transfer, pledge, hypothecate or otherwise dispose of all or any portion of its Partnership Interest, except by operation of law.

          B.  Limited Partner.

              (i) No Limited Partner or substituted Limited Partner shall, without the prior written consent of the General Partner (which consent may be given or withheld in the sole discretion of the General Partner), sell, assign, distribute or otherwise transfer (a "Transfer") all or any part of his interest in the Partnership, except
          (w) by operation of law, testamentary disposition, gift (outright or in trust) or by sale, in each case to or for the benefit of his parent(s), spouse or descendants, (x) pledges or other collateral transfers effected by a Limited Partner to secure the repayment of a bona fide loan or other obligation (a "Pledge") and the subsequent foreclosure or satisfaction thereof by transfer of such OP Units, (y) the exchange of OP Units for shares of beneficial interest of the Company, pursuant to Section 3.2(C) above, and (z) the distribution of OP Units or Preference Units by a Limited Partner to any of its direct or indirect constituent partners or owners. Notwithstanding the foregoing, each such transfer shall be subject to compliance with restrictions on transferability contained in any other applicable agreement executed by the transferor and compliance with applicable securities laws; the General Partner reserves the right to require an opinion of counsel regarding such matters in form and substance reasonably acceptable to the General Partner as a condition to any such Transfer. Neither the conversion of a Preference Unit into one or more OP Units nor the conversion of OP Unit into a Common Share constitutes a Transfer. A Limited Partner shall notify the General Partner of any Transfer of beneficial interest or other interest which occurs without a transfer of record ownership, as well as any pledge or other collateral transfer. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement. A Limited Partner shall not be permitted to retire or withdraw from the Partnership except as expressly permitted by this Agreement.

               (ii) An Assignee, legatee, distributee or other transferee (whether by conveyance, operation of law or otherwise)(including any pledgee upon realization of its rights as a secured creditor) (a "Transferee") of all or any portion of a Limited Partner's interest in the Partnership shall be entitled to receive Profits, Losses and distributions hereunder attributable to such interest acquired by reason of such Transfer, from and after the effective date of the Transfer of such interest, and Assignees shall have the ability to exercise the rights granted to Limited Partners under Section 3.2(C), but shall not have any consent rights with respect to any matter presented to Limited Partners for approval; provided, however, anything in this Agreement to the contrary notwithstanding, (a) no Transfer by a Limited Partner shall be effective until such Transfer has been consented to by the General Partner except as provided in
          Section 12(B)(i); (b) without the prior written consent of the General Partner, no Transferee shall be considered a substituted Limited Partner except as provided in Section 12(B)(i)(w) and (z) and, in any event, until such Transferee shall have agreed to be bound by the terms of this Agreement and shall have executed a counterpart hereof;
          (c) the Partnership and the General Partner shall be entitled to treat the transferor of such interest as the absolute owner thereof in all respects, and shall incur no liability for the allocation of Profits and Losses or distributions which are made to such transferor until such time as the written instrument of Transfer has been received by the General Partner and the "effective date" of the Transfer has passed, (d) the General Partner shall have the right to require any such transferor to exchange the OP Units to which such interest relates for Common Shares, pursuant to Section 3.2(C) above, excluding Pledges of OP Units but including any transfer of the pledged OP Units, whether to the secured party or otherwise, pursuant to such party's exercise of its remedies under the Pledge or the related loan or obligation, and

          (e) an Assignee shall not be bound by any amendments, modifications or changes to this Agreement that would adversely affect its rights under
          Section 3.2(C) or this Section 12(B)(ii) without its consent. The "effective date" of any Transfer shall be the last day of the month set forth on the written instrument of Transfer or such other date consented to in writing by the General Partner as the "effective date".

               (iii)  Notwithstanding anything to the contrary contained in this
          Section 12(B), (a) in the event a Limited Partner distributes in dissolution and liquidation all or any portion of its interest in the Partnership, the partners, shareholders or members (as the case may be) in such Limited Partner receiving such interest shall become substituted Limited Partners, and shall (upon agreeing to be bound by the terms of this Agreement and executing a counterpart hereof and/or any Preference Unit Terms Sheet or Other Securities Term Sheet) succeed to the rights, interests and obligations of such Limited Partner in the Partnership, in proportion to their respective interests in such Limited Partner, and (b) no Transfer shall be effective to the extent that such Transfer would, in the opinion of the General Partner (y) by treating the interest in the Partnership so transferred as if it had been exchanged for Common Shares in accordance with Section 3.2(C) above, violate the limitations on ownership of Common Shares contained in Article VII of the Declaration of Trust of the Company, or (z) violate any State or Federal securities laws.

          C. Admission Adjustments. The General Partner shall, when necessary, cause this Agreement to be amended from time to time to reflect the addition or withdrawal of Partners, and the issuance, conversion and redemption of any Preference Units and/or OP Units (including the corresponding adjustments to Percentage Interests).

          D. Limitation. Notwithstanding any other provision of this Agreement to the contrary, no sale, exchange, assignment, or other transfer or issuance of a Partnership Interest by or to any Partner shall be effective, if the effect of such transaction would be to cause the General Partner's Percentage Interest to decrease to a level of fifty percent (50%) or less.

     13. Admission of New Partners. The General Partner shall admit to the Partnership as Limited Partners those persons and entities who are not already Partners and who receive OP Units and/or Preference Units in accordance with the provisions of this Agreement.

     14.  Termination, Liquidation and Dissolution of Partnership.

          14.1 Termination Events. The Partnership shall be dissolved and its affairs wound up in the manner hereinafter provided upon the earliest to occur of the following events:

               (a)  December 31, 2080; or

               (b) the agreement of those Partners holding at least ninety percent (90%) of the Percentage Interests of all of the Partners, determining that the Partnership should be dissolved; or

               (c) subject to Section 14.4 below, the entry of a final judgment, order or decree of a court of competent jurisdiction adjudicating as bankrupt either the Partnership or the General Partner, and the expiration without appeal of the period, if any, allowed by applicable law to appeal therefrom.

          14.2 Method of Liquidation. Upon the happening of any of the events specified in Section 14.1 above, the General Partner (or if there be no General Partner, a liquidating trustee selected by those Limited Partners holding in the aggregate more than fifty percent 50% of the Percentage Interests held by all Limited Partners) shall immediately commence to wind up the Partnership's affairs and shall liquidate the assets of the Partnership as promptly as possible, unless the General Partner, or the liquidating trustee, shall determine that an immediate sale of Partnership assets would cause undue loss to the Partnership, in which event the liquidation may be deferred for a reasonable time. The Partners shall continue to share Operating Cash Flow, Capital Cash Flow, Profits and Losses during the period of liquidation in the same proportions as before dissolution (subject to Section 14.2(C) below). The proceeds from liquidation of the Partnership, including repayment of any debts of Partners to the Partnership, shall be applied in the order of priority as follows:

               A. Debts of the Partnership, including repayment of principal and interest on loans and advances made by the General Partner pursuant to Sections 3.3 and/or 9.7 above; then

               B. To the establishment of any reserves deemed necessary or appropriate by the General Partner, or by the person(s) winding up the affairs of the Partnership in the event there is no remaining General Partner of the Partnership, for any contingent or unforeseen liabilities or obligations of the Partnership. Such reserves established hereunder shall be held for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the General Partner, or such person(s) deems advisable, the balance of such reserves shall be distributed in the manner provided hereinafter in this Section 14.2 as though such reserves had been distributed contemporaneously with the other funds distributed hereunder; then

               C. To the Partners in accordance with their respective Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods. In connection therewith, the Company, as the holder of Preference Units, shall be allocated gross income to the extent necessary to cause its Capital Account balance to equal the amount established in the applicable Other Securities Term Sheet upon any voluntary or involuntary dissolution, liquidation or winding up of the Partnership; provided, that no such gross income allocation shall be made to the Company to the extent that such allocation would result in any additional Loss (or item thereof) being allocated to any Obligated Partner.

          14.3 Date of Termination. The Partnership shall be terminated when all notes received in connection with such disposition have been paid and all of the cash or property available for application and distribution under Section 14.2 above (including reserves) shall have been applied and distributed in accordance therewith.

          14.4  Reconstitution Upon Bankruptcy.

               A. Notwithstanding any dissolution of the Partnership under clause (c) of Section 14.1 above, if the Partnership is reconstituted as set forth in this Section 14.4, then the business of the Partnership shall be continued with the Partnership's property and the Partnership's assets shall not be liquidated.

               B. If the Partnership is dissolved by reason of the bankruptcy of the General Partner, a successor general partner may be admitted within 90 days after the dissolution, effective as of the date of dissolution, as the General Partner hereunder, with the written consent of those Limited Partners holding more than 50% of the aggregate Percentage Interests of all Limited Partners. Upon the admission of such successor general partner, without any further consent or approval of any other Partner, the Partnership shall be reconstituted as a successor limited partnership.

               C. If the Partnership is dissolved by reason of the bankruptcy of the Partnership in a proceeding for the reorganization (and not the liquidation) of the Partnership, then, with the consent of the Company and those Limited Partners holding at least fifty percent (50%) of the Percentage Interests held by all Limited Partners, the Partnership may be reconstituted within 90 days after dissolution, effective as of the date of dissolution, whereupon the Partnership shall be reconstituted as a successor limited partnership.

               D. The successor limited partnership reconstituted in accordance with the foregoing provisions of this Section 14.4 shall continue the business of the Partnership with the Partnership's property. The Percentage Interests of the Partners in the successor limited partnership shall be in proportion to their respective Percentage Interests in the dissolved Partnership. Such successor limited partnership shall be governed by the terms and provisions of this Agreement and references in this Agreement to the Partnership or to the Partners or their rights and obligations shall be understood to comprehend such successor limited partnership and the Partners thereof and their rights and obligations.

          14.5 Death, Legal Incompetency, Etc. of a Limited Partner. The death, legal incompetency, insolvency, dissolution or bankruptcy of a Limited Partner shall not dissolve or terminate the Partnership. Upon the death or incapacity of an individual Limited Partner, such individual Limited Partner's interest in the Partnership shall be transferred either by will, the laws of intestacy or otherwise to the legal representative or successor of such individual Limited Partner.

     15. Power of Attorney. Each Limited Partner hereby irrevocably constitutes and appoints the Chairman of the Board of the General Partner (or the Co-Chairmen acting together if there be more than one), with full power of substitution, its true and lawful attorney, for him and in his name, place and stead and for his use and benefit, to sign, swear to, acknowledge, file and record:

          (i) this Agreement, and subject to Section 16 below, amendments to this Agreement;

          (ii) any certificates, instruments and documents (including assumed and fictitious name certificates) as may be required by, or may be appropriate under, the laws of the State of Illinois or any other State or jurisdiction in which the Partnership is doing or intends to do business, in order to discharge the purposes of the Partnership or otherwise in connection with the use of the name or names used by the Partnership;

          (iii) any other instrument which may be required to be filed or recorded by the Partnership on behalf of the Partners under the laws of any State or by any governmental agency in order for the Partnership to conduct its business;

          (iv) any documents which may be required to effect the continuation of the Partnership, the admission of a substitute or additional Partner, or the dissolution and termination of the Partnership, provided such continuation, admission or dissolution and termination is not in violation of any provision of this Agreement; and

          (v) any documents which may be required or desirable to have the General Partner appointed, and act as, the "Tax Matters Partner" as described in the Code.

The foregoing grant of authority is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of any individual Limited Partner, and shall survive the delivery of any assignment by a Limited Partner of the whole or any portion of his interest in the Partnership.

     16.  Amendment of Agreement.

          A. Each Limited Partner, by his execution of or joinder in this Agreement, hereby irrevocably appoints the Chairman of the Board of the General Partner (or the Co-Chairmen acting together if there be more than one) with power of substitution, as his true and lawful attorney coupled with an interest, in his name, place and stead to amend this Agreement in any respect other than:

               (i) to enlarge the obligation of any Partner to make contributions to the capital of the Partnership, as provided for in
          Section 3 above; or

               (ii) except as otherwise provided for in this Agreement or as required by law, to modify the allocation of Profits or Losses or distributions among the Partners as provided for in Section 7 and 8 above, respectively; or

               (iii)  to amend Sections 1, 3.2, 9.2, or 12; or

              (iv)  to amend this Section 16.

          B. With respect to amendments regarding Sections 16(A)(ii) or 16(A)(iii), this Agreement may be amended with the written consent of the Company, the Zell Partners, and the Starwood Partners or their respective successors in interest, as applicable, so long as they shall remain Partners and those Limited Partners holding not less than 67% of the aggregate of Percentage Interests held by all Limited Partners.

          Notwithstanding the foregoing, the terms and conditions of a particular series of Preference Units may not be changed without the written consent of the holders of at least 67% of the Preference Units within the class or series (or such greater percentage as may be provided for in the applicable Preference Unit Term Sheet or Other Securities Term Sheet, as the case may be).

          C. With respect to amendments regarding Sections 16(A)(i) or (iv), this Agreement may be amended only with the written consent of all Partners.

          In the event this Agreement shall be amended pursuant to this Section 16, the General Partner shall cause this Agreement to be amended to reflect the amendment.

     17.  Miscellaneous.

          17.1 Notices. Any notice, election or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or by telecopy or other facsimile transmission, the first business day after sent by overnight courier (such as Federal Express), or on the second business day after deposit in the United States Mail, certified or registered, return receipt requested, postage prepaid, properly addressed to the Partner to whom such notice is intended to be given at the address for the Partner set forth on the signature pages of this Agreement, or at such other address as such person may have previously furnished in writing to the Partnership and each Partner with copies to:

                    Rosenberg & Liebentritt, P.C.
                    Two North Riverside Plaza
                    Suite 1600
                    Chicago, Illinois 60606

                    Attention:  William C. Hermann

          17.2 Modifications. Except as otherwise provided in this Agreement, no change or modification of this Agreement, nor any waiver of any term or condition in the future, shall be valid or binding upon the Partners unless such change or modification shall be in writing and signed by all of the Partners or, in the case of a waiver of any term or condition, such waiver shall be in writing and signed by all Partners who were intended, as determined in the reasonable judgment of the General Partner, to be the primary beneficiaries of the waived term or condition.

          17.3 Successors and Assigns. Any person acquiring or claiming an interest in the Partnership, in any manner whatsoever, shall be subject to and bound by all of the terms, conditions and obligations of this Agreement to which his predecessor-in-interest was subject or bound, without regard to whether such a person has executed a counterpart hereof or any other document contemplated hereby. No person, including the legal representative, heir or legatee of a deceased Partner, shall have any rights or obligations greater than those set forth in this Agreement, and no person shall acquire an interest in the Partnership or become a Partner thereof except as expressly permitted by and pursuant to the terms of this Agreement. Subject to the foregoing, and the provisions of Section 12 above, this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors, assigns, heirs, legal representatives, executors and administrators. Notwithstanding the foregoing, the special voting and consent privileges granted to the Zell Partners and the Starwood Partners contained in Section 3.2(B)(e) and
     Article 16 shall be limited to the Zell Partners and the Starwood Partners for such time as they remain Partners and any Person acquiring Units as a result of the exercise of remedies by a pledgee of Units held by such Partner and shall not be transferred to each Partners' respective successor-in-interest.

          17.4 Duplicate Originals. For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

          17.5 Construction. The titles of the Sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein.

          17.6 Governing Law. This Agreement shall be governed by the laws of the State of Illinois. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

          17.7 Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as, in the opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out the Partnership as provided for by this Agreement.

          17.8 General Partner with Interest as Limited Partner. If the General Partner ever has an interest as a Limited Partner in the Partnership, the General Partner shall, with respect to such interest, enjoy all of the rights and be subject to all of the obligations and duties of a Limited Partner.

          17.9 Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          17.10 Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

          17.11 Prior Agreements Superseded. Except for joinders, term sheets and/or addendums that have been made or will be made and are deemed to be incorporated by reference herein and made a part hereof, this Agreement supersedes any prior understandings or written or oral agreements amongst the Partners, or any of them, respecting the within subject matter and contains the entire understanding amongst the Partners with respect thereto.

          17.12 No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of General Partner and the Limited Partners and shall not inure to the benefit of any other person or entity.

          17.13 Purchase for Investment. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

          17.14 Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any Partner to complain of any act or failure to act on the part of any other Partner or to declare any other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver by such Partner of its rights hereunder.

          17.15 Time of Essence. Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.

          17.16 Counterparts. This Agreement may be executed in one or more counterparts, which when taken together, shall constitute but one original.

     IN WITNESS WHEREOF, the General Partner (on behalf of itself and as attorney-in-fact for the Limited Partners pursuant to Section 16 hereof) has executed this Amendment as of the date first written above.


                                    GENERAL PARTNER:

                                    EQUITY RESIDENTIAL PROPERTIES TRUST, a
                                    Maryland real estate investment trust


                                    By:
                                        -------------------------------------
                                        Douglas Crocker II
                                        Title: Chief Executive Officer and
                                               President

                                 SCHEDULE A
                                 ----------


LIMITED PARTNER

515 Lake-Two Lakes General Partnership
E-BS Associates
E-FH-One, Inc.
E-FH-Two , Inc.
E-FH-Three, Inc.
E-G-Three Associates
E-QR Associates
E-SD Associates
E-V-One Associates
E-V-Two Associates
E-V-Three Associates
FC Partnership, Ltd.
FU Associates
Hidden Valley Joint Venture
Mallgate Investors
Maxwell Apartments Limited Partnership
SE Continental Villas Limited Partnership
SE Governor's Place Associates Limited Partnership
SE Plantation Limited Partnership
Southeastern Properties Associates
Arlington-Temple Terrace General Partnership
The Lakes, Ltd.
Valley Park South Apartments Investors
E-Chaparral, Inc.
E-Stonebrook, Inc.
E-G-One, Inc.
E-G-Two, Inc.
E-Lodge, Inc.
First Capital Grave Dancer I
Equity Financial Investment Company
Equity Properties Management Corp.

                                  SCHEDULE B
                                  ----------


LIMITED PARTNER

Sofistar I Limited Partnership,
 a Delaware limited partnership

SCP Nashville Partners, L.P.
----------------------------


Starwood Opportunity Fund I, L.P.,
----------------------------------
 a Delaware limited partnership
-------------------------------


Starwood Opportunity Fund IA, L.P.,
-----------------------------------
 a Delaware limited partnership
 ------------------------------


Starwood Mortgage Investors III, Inc.,
 a Delaware corporation


Breton/Hammocks Limited Partnership,
 a Delaware limited partnership

                                  SCHEDULE C
                                  ----------

                                  SCHEDULE D
                                  ----------

                              OBLIGATED PARTNERS
                              ------------------

                                  DETACH HERE

                         CONSENT OF LIMITED PARTNER OF

                       ERP OPERATING LIMITED PARTNERSHIP

     This Consent is solicited on behalf of Equity Residential Properties Trust ("EQR"), the General Partner of ERP Operating Limited Partnership, an Illinois limited partnership ("ERP"). To consent, withhold consent or abstain with respect to all the Amendments (as defined on the reverse side), please use Box
I. To consent, withhold consent or abstain with respect to particular Amendments, please use Box II.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE CONSENT SOLICITATION.

     The undersigned hereby revokes any previous consent or consents given with respect to the subject matter of this consent.

     THIS CONSENT, WHEN PROPERLY EXECUTED, WILL BE ACTED UPON IN THE MANNER DIRECTED HEREIN BY THE LIMITED PARTNER. A SIGNED BUT UNMARKED CONSENT CARD WILL BE DEEMED TO CONSENT TO THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

[SEE REVERSE     CONTINUED TO BE SIGNED ON REVERSE SIDE       [SEE REVERSE
    SIDE]                                                         SIDE]

                                  DETACH HERE

[X]  Please mark
     votes as in
     this example.


--------------------------------------------------------------------------------
1. To consent, withhold consent or abstain with respect to all the Amendments, please check the appropriate box.

   The undersigned, a holder of units of limited partnership interest of ERP ("OP Units"), acting with respect to all of the OP Units held by the undersigned, hereby:

                                WITHHOLDS
                 CONSENTS       CONSENTS          ABSTAINS

                   [  ]           [  ]              [  ]

   to all of the amendments requiring the consent of the limited partners of ERP contained in the form of the Fifth Amended and Restated ERP Operating Limited Partnership Agreement of Limited Partnership (the "Amendments"), as set forth in Appendix A to the Consent Solicitation/Information Statement dated
   June 30, 1998 (the "Consent Solicitation")
--------------------------------------------------------------------------------

II. To consent, withhold consent or abstain with respect to particular Amendments, please check the appropriate boxes. Do NOT check any boxes set forth below if you have consented, withheld consent or abstained in the box at left; in such case any checkmarks below will be invalid and disregarded.


                                                      WITHHOLDS
                                          CONSENTS    CONSENTS    ABSTAINS

    2. Deficit Restoration Amendments       [  ]        [  ]        [  ]

    3. Successor Amendments                 [  ]        [  ]        [  ]

    4. Unit Calculation Amendments          [  ]        [  ]        [  ]

    5. Market Price Amendments              [  ]        [  ]        [  ]

    6. Shareholders' Rights Amendments      [  ]        [  ]        [  ]

    7. Pledgee Amendments                   [  ]        [  ]        [  ]

    8. Assignee Amendments                  [  ]        [  ]        [  ]


Please sign exactly as you hold your OP Units. When signing as an attorney, administrator, officer, partner, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign.

Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


Signature:                                  Date:
          ----------------------------           -------------------------

Signature:                                  Date:
          ----------------------------           -------------------------